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                            CREDIT FACILITY AGREEMENT

                                 BY AND BETWEEN

                 THE GOVERNMENT DEVELOPMENT BANK FOR PUERTO RICO

                                       AND

                             KUMAGAI CARIBBEAN, INC.

                                       AND

                              WKA EL CON ASSOCIATES

                             DATED AS OF MAY 5, 1992



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                                TABLE OF CONTENTS

ARTICLE 1   INCORPORATION OF RECITALS............................................................ 3
            1.1      Incorporation of Recitals................................................... 3

ARTICLE 2   DEFINITIONS.......................................................................... 4
            2.1      ............................................................................ 4
            "Additional Security"................................................................ 4
            "Additional Security Documents"...................................................... 4
            "Affiliate".......................................................................... 4
            "AFICA".............................................................................. 4
            "AFICA Loan Agreement"............................................................... 4
            "Aggregate Revenues"................................................................. 4
            "Agreement".......................................................................... 6
            "AMK"................................................................................ 6
            "Annual Agent's Fee"................................................................. 6
            "Annual Letter of Credit Fee"........................................................ 6
            "Applicable Rate".................................................................... 6
            "Appraisal".......................................................................... 6
            "Architects"......................................................................... 6
            "Architects' Agreement".............................................................. 6
            "ARPE"............................................................................... 7
            "Assignment or "Assignment Agreement"................................................ 7
            "Bank"............................................................................... 7
            "Bank Consultant's Report"........................................................... 7
            "Bank Loan Documents"................................................................ 8
            "Bank's Consultant".................................................................. 8
            "Basic Management Fee"............................................................... 8
            "Borrowers".......................................................................... 8
            "Borrowers' Share of Excess Revenues"................................................ 8
            "Budget"............................................................................. 8
            "Budget Line Item"................................................................... 8
            "Business Day"....................................................................... 9
            "Capitalized Interest"............................................................... 9
            "Casino License"..................................................................... 9
            "Casualty"........................................................................... 9
            "Charges"............................................................................ 9
            "Closing"............................................................................ 9
            "Closing Date"....................................................................... 9
            "Collateral"......................................................................... 9
            "Commitment"......................................................................... 9
            "Commonwealth".......................................................................10

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

            "Compensation".......................................................................10
            "Completion Date"....................................................................10
            "Completion Guaranty"................................................................10
            "Condominium Construction Documents".................................................10
            "Condominium Developer"..............................................................10
            "Condominium First Mortgage Holder"..................................................10
            "Condominium Lien"...................................................................11
            "Condominium Parcels"................................................................11
            "Condominium Revenues"...............................................................11
            "Condominium Units"..................................................................12
            "Construction" or "Construct"........................................................12
            "Construction Documents".............................................................12
            "Construction Management Agreement"..................................................12
            "Construction Management Fee"........................................................13
            "Construction Manager"...............................................................13
            "Construction Permit"................................................................13
            "Construction Schedule"..............................................................13
            "Consultants and Designers"..........................................................13
            "Control"............................................................................13
            "Coverage Date"......................................................................13
            "Date of Substantial Completion".....................................................14
            "Debt Service".......................................................................14
            "Debtor Relief Laws".................................................................14
            "Default"............................................................................14
            "Deficiency Loan"....................................................................15
            "Development Fee"....................................................................15
            "Disbursement".......................................................................15
            "Dollars"............................................................................15
            "Employees' Plan"....................................................................15
            "Environmental Laws".................................................................15
            "Environmental Report"...............................................................15
            "ERISA"..............................................................................16
            "ERISA Affiliate"....................................................................16
            "Escrow Requirement".................................................................16
            "Event of Default"...................................................................16
            "Excess Refinancing Proceeds"........................................................16
            "Excess Revenues"....................................................................16
            "Existing GDB Loan"..................................................................17
            "Facility"...........................................................................17
            "Facility Escrow Agent"..............................................................17
            "Facility Escrow Cap"................................................................17
            "Facility Escrow Expiration Date"....................................................17
            "Facility Mortgage on the Premises"..................................................18
            "Facility-Mortgaged Properties"......................................................18

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

            "Facility Standstill Agreement"......................................................18
            "Fair Value Contract"................................................................18
            "Fajardo Property"...................................................................19
            "Financial Information"..............................................................19
            "Fiscal Quarter".....................................................................19
            "Fiscal Year"........................................................................19
            "GDB"................................................................................19
            "GDB Escrow Agent"...................................................................19
            "GDB Escrow".........................................................................20
            "GDB Escrow Agreement"...............................................................20
            "GDB Facility Documents".............................................................20
            "GDB Facility Escrow"................................................................20
            "GDB Facility Escrow Agreement"......................................................20
            "GDB Facility Guaranties"............................................................20
            "GDB Guaranty Mortgages".............................................................20
            "GDB Guaranty Mortgage Notes"........................................................21
            "GDB Loan Agreement".................................................................21
            "GDB Mortgage".......................................................................21
            "GDB Share of Excess Revenues".......................................................21
            "GDB Standstill Agreement"...........................................................21
            "General Partner"....................................................................21
            "Government Authority"...............................................................22
            "Gross Revenues".....................................................................22
            "Ground Lease".......................................................................22
            "Guaranties".........................................................................22
            "Guarantors".........................................................................22
            "HASN"...............................................................................22
            "Hard Costs".........................................................................22
            "Hazardous Material".................................................................22
            "Hospitality"........................................................................22
            "Improvements".......................................................................23
            "Inchoate Lien"......................................................................23
            "Indebtedness".......................................................................23
            "Institutional First Mortgage Lien"..................................................24
            "Insurance Policy"...................................................................24
            "Interest Adjustment Dates"..........................................................24
            "Interest Payment Date"..............................................................24
            "KGC"................................................................................24
            "KGCC"...............................................................................24
            "Kumagai"............................................................................24
            "LC Agreement".......................................................................25
            "Legal Requirements".................................................................25
            "Letter of Credit"...................................................................25
            "LIBOR" or "LIBOR Rate"..............................................................25

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

            "Lien"...............................................................................26
            "Loan"...............................................................................26
            "Loan Documents".....................................................................26
            "Major Casualty".....................................................................26
            "Management Agreement"...............................................................26
            "Managing Partner"...................................................................26
            "Material Adverse Effect"............................................................26
            "Maturity Date"......................................................................27
            "Mortgage Property"..................................................................27
            "Net Proceeds".......................................................................28
            "Net Restoration Award"..............................................................28
            "Note"...............................................................................28
            "Obligation".........................................................................28
            "Officer's Certificate"..............................................................28
            "Operating Expenses".................................................................28
            "Operative Documents"................................................................30
            "Outstanding Principal Amount".......................................................30
            "Palominos Island Property"..........................................................31
            "Participation"......................................................................31
            "Parties"............................................................................31
            "Partner"............................................................................31
            "Partnership"........................................................................31
            "Partnership Agreement"..............................................................31
            "Partnership Mortgage Note"..........................................................31
            "Partnership Pledge Agreement".......................................................31
            "Partnership Proceeds"...............................................................32
            "Partnership Returns"................................................................32
            "Party"..............................................................................33
            "Permits"............................................................................33
            "Permitted Indebtedness".............................................................33
            "Permitted Liens and Encumbrances"...................................................34
            "Person".............................................................................36
            "Planning Board".....................................................................36
            "Plans"..............................................................................36
            "Pledge of the GDB Guaranty Mortgage Notes"..........................................36
            "Pledge of the Partnership Mortgage Note"............................................36
            "Pledges"............................................................................36
            "Premises"...........................................................................37
            "Proceeds Pledge Agreement"..........................................................37
            "Project"............................................................................37
            "Project Costs"......................................................................37
            "Quarter"............................................................................38
            "Release Conditions".................................................................38
            "Reportable Event"...................................................................38

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

            "Request for Disbursement"...........................................................38
            "Restoration"........................................................................38
            "Rights".............................................................................39
            "Security"...........................................................................39
            "Security Documents".................................................................39
            "Soft Costs".........................................................................39
            "Subsidiary".........................................................................39
            "Substantial Completion".............................................................39
            "Survey".............................................................................40
            "Taking".............................................................................40
            "Taxes"..............................................................................40
            "Term"...............................................................................40
            "Threshold Amount"...................................................................40
            "Title Insurer"......................................................................41
            "Title Policy".......................................................................41
            "Trade Contract".....................................................................41
            "Trade Contractor"...................................................................41
            "Transfer"...........................................................................41
            "Williams"...........................................................................41
            "WKA"................................................................................41
            "WMS El Con".........................................................................42
            "WMS Industries".....................................................................42
            "Work Change"........................................................................42

ARTICLE 3   AMOUNT AND TERMS OF CREDIT FACILITY..................................................42
            3.1  Advances........................................................................42
            3.2  Interest........................................................................42
            3.3  Commitment Fee..................................................................43
            3.4  Intentionally Omitted...........................................................43
            3.5  Proceeds of Advances under the Facility.........................................43
            3.6  Repayment of Principal..........................................................43
            3.7  Mandatory Prepayment............................................................44
            3.8  Optional Prepayment.............................................................45
            3.9  Payments from GDB Facility Escrow...............................................45
            3.10 Priority of Application of Payments to GDB......................................47
            3.11 Note............................................................................47
            3.12 GDB Facility Escrow.............................................................47
            3.13 Maximum Interest Rate...........................................................48

ARTICLE 4   SECURITY.............................................................................48
            4.1  The Security....................................................................48
            4.2  Additional Security.............................................................50
            4.3  Preservation of Security........................................................52
            4.4  Condominium Development.........................................................53

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

            4.5  Recourse and Non-Recourse Obligations...........................................55

ARTICLE 5   CONDITIONS PRECEDENT.................................................................57
            5.1  Conditions Precedent to Making Facility Available...............................57
                 (a)  Title to Premises..........................................................57
                 (b)  Payment of Fees and Expenses...............................................57
                 (c)  Collateral.................................................................57
                 (d)  Escrow Agreements..........................................................58
                 (e)  Equity and Other Contributions.............................................58
                 (f)  Financial Information......................................................58
                 (g)  Updated Appraisals, Surveys, Etc...........................................58
                 (h)  Budget.....................................................................58
                 (i)  Special Report.............................................................59
                 (j)  Insurance..................................................................59
                 (l)  Utility Facilities.........................................................60
                 (m)  Construction Documents.....................................................60
                 (n)  Bonds......................................................................60
                 (p)  Permits....................................................................61
                 (q)  Plans......................................................................61
                 (r)  Taxes......................................................................61
                 (s)  Federal Taxes..............................................................61
                 (t)  Labor Contributions........................................................62
                 (u)  Trade Contracts............................................................62
                 (v)  Partnership Agreement......................................................62
                 (w)  Counsel Opinion............................................................62
                 (x)  Intentionally Omitted......................................................62
                 (y)  Interest on Existing GDB Loan..............................................62
                 (z)  Bank Consent...............................................................62
                 (aa) Initial Disbursement.......................................................63
                 (bb) Certification by Bank......................................................63
                 (cc) Facility Standstill Agreement..............................................63
                 (dd) No Defaults................................................................63
                 (ee) Notation on Note...........................................................63
            5.2  Payment of Bills................................................................64

ARTICLE 6   REPRESENTATIONS AND WARRANTIES.......................................................64
            6.1  Partnership Existence; Compliance with Law......................................64
            6.2  Borrowers' Existence; Compliance with Law.......................................65
            6.3  Executive Offices...............................................................66
            6.4  Subsidiaries....................................................................66
            6.5  Partnership Power; Authorization; Enforceable Obligations.......................66
            6.6  Financial Statements............................................................68
            6.7  No Litigation...................................................................68
            6.8  No Defaults.....................................................................68

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

            6.9    Consents......................................................................69
            6.10   Investment Company Act........................................................70
            6.11   Margin Regulations............................................................70
            6.12   Taxes.........................................................................71
            6.13   Use of Facility Proceeds......................................................71
            6.14   Compliance with ERISA.........................................................71
            6.15   Environmental Matters.........................................................72
            6.16   Condemnation..................................................................72
            6.17   Labor Matters.................................................................73
            6.18   Other Ventures................................................................73
            6.19   No Contract Cancellations.....................................................73
            6.20   Liens.........................................................................73
            6.21   Sufficiency of Funds..........................................................74
            6.22   Title to Property.............................................................74
            6.23   Possession of Premises........................................................74
            6.24   Utilities and Streets.........................................................75
            6.25   General.......................................................................75
            6.26   Plans; Construction...........................................................75
            6.27   Intentionally Omitted.........................................................76
            6.28   No Liens......................................................................76
            6.29   Compliance with Building Codes, Zoning Laws, Etc..............................76
            6.30   Budget........................................................................77
            6.31   Security Documents and Additional Security Documents..........................77
            6.32   Commissions...................................................................77
            6.33   Survival of Representations and Warranties....................................77

ARTICLE 7   AFFIRMATIVE COVENANTS................................................................78
            7.1    ..............................................................................78
            7.1.1  Application of Loan Proceeds..................................................78
            7.1.2  Books and Records.............................................................78
            7.1.3  Financial Information.........................................................78
            7.1.4  Construction and Development of the Project...................................79
            7.1.5  Effectiveness of Permits: Approvals...........................................79
            7.1.6  Access by GDB.................................................................79
            7.1.7  Maintain Rights; Franchises...................................................80
            7.1.8  Filing of Tax Returns.........................................................80
            7.1.9  Estoppel Certificates.........................................................80
            7.1.10 Insurance.....................................................................80
            7.1.12 Environmental Matters.........................................................87
            7.1.11 Preservation of the Properties................................................88
            7.1.13 Notices.......................................................................89
            7.1.14 Certification of Substantial Completion.......................................90
            7.1.15 Approval of the Project.......................................................90
            7.1.16 Deposit of Escrow Requirements................................................92

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

            7.1.17 Condominium Lien..............................................................92
            7.2    Correctness of Representations;Warranties.....................................92
            7.3    Maintenance of Existence and Conduct of Business..............................93
            7.4    Payment of Obligations........................................................93
            7.5    Agreements....................................................................94
            7.6    Litigation....................................................................95
            7.7    Compliance with Law...........................................................95
            7.8    Supplemental Disclosure.......................................................95
            7.9    Recording; Transfer Taxes and Fees............................................96
            7.10   Permits and Licenses..........................................................96
            7.11   Fair Value Contracts..........................................................96
            7.12   Other Agreements..............................................................97
            7.13   Japanese Counsel Opinion......................................................97
            7.14   Federal Taxes.................................................................97

ARTICLE 8   NEGATIVE COVENANTS...................................................................97
            8.1    Actions by the Borrowers or the Partnership...................................97
            8.2    Actions by the Partnership...................................................101

ARTICLE 9   EVENTS OF DEFAULT, RIGHTS AND REMEDIES..............................................102
            9.1    Events of Default............................................................102
            9.2    Remedies.....................................................................106
            9.3    Waiver of Defaults...........................................................108
            9.4    Waivers by Borrowers.........................................................109
            9.5    Right of Set-Off.............................................................109
            9.6    Control......................................................................110
            9.7    Exercise of Remedies.........................................................110

ARTICLE 10  MISCELLANEOUS.......................................................................111
            10.1   No Agency Relationship.......................................................111
            10.2   Liability....................................................................111
            10.3   Indemnity of GDB.............................................................112
            10.4   Damage or Destruction........................................................114
            10.5   Taking of the Mortgaged Properties...........................................118
            10.6   Application of Proceeds upon Casualty or Substantial Taking..................121
            10.7   Complete Agreement, Modification of Agreement................................122
            10.8   Fees and Expenses............................................................122
            10.9   No Waiver by GDB.............................................................124
            10.10  Remedies.....................................................................124
            10.11  Parties......................................................................124
            10.12  Conflict of Terms............................................................125
            10.13  Authorized Signatories.......................................................125
            10.14  Notices......................................................................125
            10.15  Captions.....................................................................127

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

            10.16  Exhibits and Schedules.......................................................128
            10.17  Governing Law and Venue......................................................128
            10.18  Severability.................................................................128
            10.19  Entire Agreement.............................................................129
            10.20  Survival of Representations..................................................129
            10.21  GDB Consent..................................................................129
            10.22  Reliance by GDB..............................................................130
















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         Credit Facility Agreement (this  "Agreement"),  dated as of May 5, 1992 between THE GOVERNMENT DEVELOPMENT BANK FOR PUERTO RICO, ("GDB" or the "Lender"), a banking institution of the Government of the Commonwealth of Puerto Rico, created by Act 17, enacted on September 23, 1948, and KUMAGAI CARIBBEAN, INC. (a corporation organized and existing under the laws of the State of Texas) and WKA EL CON ASSOCIATES (a general partnership organized and existing under the laws of the State of New York) (each, a "Borrower" and, collectively, the "Borrowers").

                              W I T N E S S E T H:

         WHEREAS, El Conquistador Partnership L.P. (the "Partnership") is the owner and holder of the fee simple title ("Pleno Dominio") to the Premises, has commenced and proposes to complete the development, construction and equipment of a first-class destination resort hotel and related facilities to be located in Fajardo, Puerto Rico and to be known as El Conquistador Resort and Country Club (as more fully defined hereinafter, the "Project") and has previously obtained financing for the Project from GDB; and

         WHEREAS, each of the Borrowers is a general and limited partner of the Partnership and collectively are the only partners of the Partnership; and

         WHEREAS, the initial financing for the construction and development of the Project consisted of $30 million of equity contributed by the Borrowers, a $25 million loan to the Partnership from the GDB and $120,000,000 of the proceeds from the sale of industrial revenue bonds issued by AFICA (the "Bond Proceeds") payment of which is secured by an irrevocable











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letter of credit issued by the Mitsubishi Bank Limited (the "Bank")  pursuant to the LC Agreement; and

         WHEREAS, the Partnership has identified cost overruns in the Budget which require the Partnership to provide $24 million of additional funds to the Project as a condition to the disbursement of the $120 million of Bond Proceeds by the Bank in accordance with the loan balancing provisions of the LC Agreement; and

         WHEREAS, in order to provide such funds the Borrowers will each provide $8 million to the Partnership and they have requested a loan from GDB in the principal amount of EIGHT MILLION DOLLARS (U.S. $8,000,000) (the "Facility"), the proceeds of which will be provided by the Borrowers to the Partnership to be used by the Partnership to pay Project Costs including, without limitation, part of the construction cost of the Improvements and accrued and accruing interest on the Existing GDB Loan and to satisfy the loan balancing provisions of the LC Agreement; and

         WHEREAS, GDB has agreed to make the Facility available to the Borrowers on the terms and conditions set forth herein provided that the proceeds of the Facility are provided to the Partnership to be used to pay Project Costs; and

         WHEREAS, concurrently herewith the Borrowers will deposit their $16 million (net of amounts previously advanced by the Borrowers for Project Costs) plus the $8 million of the proceeds of the Facility with the Bank and will authorize the Bank to disburse such funds to the Partnership under the terms of the LC Agreement to pay Project Costs; and

         WHEREAS, as security for the repayment of the Facility, KGC, Kumagai, WKA and WMS are furnishing to GDB payment guaranties in respect of principal
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(limited,  in each case, as described herein and supported,  in the case of WKA, by certain additional collateral described below); and

         WHEREAS, in consideration of the Borrowers providing to the Partnership the proceeds of the Facility, and as additional security for repayment of interest on the Facility, the Partnership will deliver a mortgage on the Premises; and

         WHEREAS, GDB has agreed to make the Facility available to the Borrowers on such terms with the understanding that (i) Borrowers consider the additional financing to be provided under this Facility, together with the Bond Proceeds and the additional $16 million in financing provided to the Partnership by the Borrowers on the date hereof, to be sufficient to permit the completion of the Project and (ii) neither the Borrowers nor the Partnership will make any further request for additional funding from GDB in connection with the Project; and

         WHEREAS, the parties desire to execute this Agreement to set forth the terms and conditions of their agreement;

         NOW THEREFORE, in consideration of the premises and of the mutual and separate agreements of the Parties contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

                                    ARTICLE 1

                            INCORPORATION OF RECITALS

         1.1 Incorporation of Recitals. The foregoing preambles and all other recitals set forth are hereby made a part of this Agreement.


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                                    ARTICLE 2

                                   DEFINITIONS

         2.1  As  used  in  this  Agreement,   and  unless  otherwise  expressly
indicated, or unless the context clearly requires otherwise:

         "Additional Security" shall have the meaning assigned to it in Paragraph 4.2 hereof.

         "Additional Security Documents" shall mean the mortgages, liens, assignments and other documents required to be delivered pursuant to Paragraph
4.2 hereof.

         "Affiliate" shall mean, with respect to any Person, (i) any other Person directly or indirectly Controlling, Controlled by or under common Control with the first Person or (ii) any parent, child (including an adopted Person), spouse, sibling or direct descendant or ancestor of such Person or any Person described in clause (i), or (iii) any trust or other entity organized for the benefit of the foregoing.

         "AFICA" shall mean the Puerto Rico Industrial, Medical, Educational and Environmental Pollution Control Facilities Financing Authority.

         "AFICA Loan Agreement" shall mean the Loan Agreement between AFICA and the Partnership, dated as of February 7, 1991.

         "Aggregate Revenues" shall mean, for any period with respect to which Aggregate Revenues are being determined, all revenues of any kind received, directly or indirectly, during such period by any of the Borrowers, the Partnership, or any of their Affiliates from the ownership, operation or sale, as the case may be, of the Premises, the Project, the Condominium Parcels or the Condominium Units or any interest therein or rights with respect thereto,


                                        4










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



including, without limitation, room, food and beverage, and other facility revenues, casino net wins, rents or other payments from leases and concession agreements, annual dues for golf memberships, revenues derived from the initial sale or resale of golf memberships, the proceeds of any rental loss or business interruption insurance, Condominium Revenues (to the extent not already included in the foregoing items), and, except as provided below, all revenues received during such period by any of the Borrowers, the Partnership, or any of their Affiliates from all other activities of the Premises, the Project, the Condominium Parcels or the Condominium Units, less, in each case, actual refunds made during such period to customers, guests, or patrons. Aggregate Revenues shall not include tips, service charges added to a customer bill or statement in lieu of gratuities which are payable to employees of the Project, the value of complimentary rooms, food and beverages, except those purchased by the casino, and any sales or other use or excise tax required by law to be collected with respect to the operation of the Premises and which is actually remitted to taxing authorities. To the extent that revenues received by any of Borrowers, the Partnership or any of their Affiliates (a "Payee") have been (i) paid to the Payee by another of the Borrowers, the Partnership or any of their Affiliates (a "Payor") and (ii) already included herein as Aggregate Revenues received by the Payor thereof, such revenues to the Payee shall not be included as Aggregate Revenues (Except to the extent that, in the determination of Excess Revenues, such revenues have been or are deducted from Aggregate Revenues, whether as Operating Expenses or otherwise). Aggregate Revenues shall not include amounts that have been paid to the Borrowers or their Affiliates by the Partnership under Fair Value Contracts for Operating Expenses if such amounts are paid by the Partnership out of revenues already included herein as Aggregate Revenues of the Partnership. The receipt


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



by Williams of the Basic Management Fee and the Development Fee and the receipt by KGCC of the Construction management Fee shall not be included in Aggregate Revenues.

         "Agreement" shall mean this Credit Facility Agreement, including all amendments, modifications and supplements hereto and any appendices, exhibits or schedules to any of the foregoing, and shall refer to this Agreement as it may be in effect at the time such reference becomes operative.

         "AMK" shall mean AMK Conquistador, S.E., a Puerto Rico special partnership.

         "Annual Agent's Fee" shall have the meaning assigned thereto in the LC Agreement.

         "Annual Letter of Credit Fee" shall have the meaning assigned thereto in the LC Agreement.

         "Applicable Rate" shall mean, for any period, an annual rate equal to the LIBOR Rate for such period (expressed on an annualized basis) plus one and seventy-five one-hundredths percentage points (1.75%). The Applicable Rate shall be adjusted quarterly to reflect changes in LIBOR, as provided in Paragraph 3.2 hereof.

         "Appraisal" shall mean, with respect to any property, an appraisal prepared in a form and by an appraiser acceptable to GDB, conducted at the sole cost and expense of the Borrowers (or the Partnership or an Affiliate of the Borrowers designated by the Borrowers), setting forth a fair market value of such property.

         "Architects" shall mean Ray, Melendez and Associates, or any successors engaged by the Partnership with the prior written consent of GDB.

         "Architects' Agreement" shall mean those certain agreements between the Partnership and Architects, and between the Partnership and Consultants and Designers, relating to the design of the Improvements and providing for architectural services in connection with the Improvements.

         "ARPE" shall mean the Administration of Regulations and Permits of the Commonwealth of Puerto Rico.

         "Assignment or "Assignment Agreement" shall mean any of the assignments to be made by the Partnership in favor of GDB pursuant to Paragraphs 4.1 and 4.2 hereof.

         "Bank" shall mean The Mitsubishi Bank, Limited, acting through its New York Branch, its successors and assigns, a successor letter of credit bank or a lender providing refinancing for the loan evidenced by the Bank Loan Documents.

         "Bank Consultant's Report" shall mean a report by the Bank's Consultant relating to one or more of the following items: (i) stating whether all or any portion of the work relating to construction has been completed in a good and workmanlike manner, substantially in accordance with the Plans and the Construction Schedule and in compliance with Legal Requirements; (ii) stating whether the work which is the basis of a Request for Disbursement has been completed within the amount allocated for such work in the Budget Line Item therefor; (iii) stating whether the amounts available under the Bank Loan Documents allocable to the Construction are sufficient to complete the construction in accordance with the Plans; (iv) stating whether ownership of all material and fixtures incorporated in the Construction and all materials stored on-site or off-site or in fabrication which are included in any Request for Disbursement shall vest in the Partnership immediately upon delivery thereof to the Project; and (v) addressing such other matters as GDB may reasonably request to be addressed therein.

         "Bank Loan Documents" shall have the meaning assigned thereto in the GDB Standstill Agreement.

         "Bank's Consultant" shall mean Merritt & Harris, Inc. or such other Person or architectural or engineering consultant as may be designated and engaged by the Bank, at the expense of the Partnership (or an Affiliate of the Partnership designated by the Borrowers), to examine the budget and the Plans, any changes thereto and cost breakdowns and estimates with respect to the Project (including, without limitation, all cost breakdowns and estimates set forth in any Request for Disbursement and all accompanying certifications), to make periodic inspections of the progress of the Construction on behalf of the Bank and GDB, to advise and render reports to the Bank and GDB concerning the foregoing and otherwise to consult with the Bank and GDB with respect to the Project.

         "Basic Management Fee" shall have the meaning assigned thereto in the Management Agreement.

         "Borrowers" shall have the meaning assigned thereto in the title of this Agreement.

         "Borrowers' Share of Excess Revenues" shall mean, for any fiscal period, Excess Revenues, reduced by the GDB Share of Excess Revenues for such fiscal period.

         "Budget" shall mean a budget prepared by the Partnership setting forth Project Costs in detail satisfactory to GDB (including a detailed trade breakdown of such costs and specifying Hard Costs and Soft Costs), as such Budget may be amended, modified or supplemented from time to time pursuant to the terms of the Bank Loan Documents.

         "Budget Line Item" shall mean an item of Project Cost as identified in the Budget.

         "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banks in London, England, New York, New York or San Juan, Puerto Rico are authorized or required by law or executive order to close.

         "Capitalized Interest" shall have the meaning assigned thereto in Paragraph 3.2 hereof.

         "Casino  License" shall have the meaning  assigned thereto in Paragraph
4.2.8 hereof.

         "Casualty" shall mean any damage to or destruction of any of the Mortgaged Properties or any portion thereof.

         "Charges" shall mean all Taxes and all federal, state, county, city, municipal, local, or other governmental charges, user fees and expenses, levies and similar charges assessed by Puerto Rico or the United States and all levies, assessments or charges, including assessments, user fees and charges or utilities upon or relating to (i) the Project, (ii) the Security, (iii) the Additional Security, (iv) the Partnership's withholding obligations in relation to payroll, income or gross receipts, (v) the Partnership's ownership or use of the Premises or (vi) any other aspect of the Partnership's businesses.

         "Closing" shall mean the execution and delivery of this Agreement and all other GDB Facility Documents, which closing shall take place at the offices of GDB or at such other place or places as the parties may agree.

         "Closing Date" shall mean May 5, 1992, by which date the Closing shall have occurred.

         "Collateral" shall mean all of the property, real or personal, tangible or intangible, and all rights thereto, pledged, mortgaged or hypothecated pursuant to the Security Documents and the Additional Security Documents.

         "Commitment" shall have the meaning assigned thereto in Paragraph 3.3 hereof.

         "Commonwealth" shall mean the Commonwealth of Puerto Rico and its political subdivisions, municipalities, agencies and instrumentalities.

         "Compensation" shall mean, with respect to any Person, all payments and accruals commonly considered to be compensation, including, without limitation, all wages, salary, deferred payment arrangements, Partnership Returns, payments in respect of loans made by a partner to a partnership or by a stockholder to a corporation, bonus payments and accruals, profit sharing arrangements, payments in respect of stock options or phantom stock options or similar arrangements, stock appreciation rights or similar rights, incentive payments, pension or employment benefit contributions or similar payments, made to or accrued for the account of such Person or otherwise for the direct or indirect benefit or such Person.

         "Completion Date" shall mean the date of Substantial Completion of the Project, which shall occur not later than November 15, 1993.

         "Completion Guaranty" shall have the meaning assigned thereto in the LC Agreement.

         "Condominium Construction Documents" shall mean all contracts and other agreements pertaining to the development of the Condominium Parcels or the construction or development of the Condominium Units.

         "Condominium Developer" shall mean the Person that has agreed to develop and construct the Condominium Units in accordance with the provisions of Paragraph 4.4 hereof and Paragraph 6 of the LC Agreement.

         "Condominium First Mortgage Holder" shall mean an institutional lender (other than the Borrowers, the Partnership or any of their Affiliates) that (i) has made a loan to develop the

Condominium Untis secured by a first mortgage thereon, (ii) is engaged in the business of making such mortgage loans and (ii) is acceptable to the Bank.

         "Condominium Lien" shall have the meaning assigned thereto in Paragraph
4.1.3 hereof.

         "Condominium Parcels" shall mean the approximately 20-acre portion of land shown on Exhibit "1" annexed hereto, which Condominium Parcels have been or are to be released from the Lien of the GDB Mortgage in accordance with the terms of the GDB Loan Agreement and from the Lien of the Facility Mortgage on the Premises in accordance with Paragraph 4.4 hereof.

         "Condominium Revenues" shall mean, with respect to any period for which Condominium Revenues are being determined, revenues received by any of the Borrowers, the Partnership or any of their Affiliates (except, in the case of an Affiliate, to the extent provided in Paragraph 4.4(c) hereof) in connection with the ownership, development, financing, construction or sale, as the case may be, of the Condominium Parcels or the Condominium Units, including, without limitation, revenues received from or through (i) the sale of the Condominium Parcels or the Condominium Units or the right to develop, construct or operate the Condominium Units or otherwise to develop or use the Condominium Parcels,
(ii) the rental of the Condominium Units, (iii) the use of any part of the Premises by the occupants of the Condominium Units or Condominium Parcels, (iv) the right of such occupants to use any part of the Premises or (v) any contractual or other arrangements with respect to the Condominium Parcels or Condominium Units, reduced (provided that the Partnership shall not be the Condominium Developer) by reasonable expenses, to the extent incurred directly by the Borrowers, the Partnership or any of their Affiliates, associated with the development, financing, construction or sale of the Condominium Parcels and the Condominium Units; provided, however, that reasonable expenses associated with the development, financing, construction or sale of the Condominium Parcels and the Condominium Units incurred directly by any of the Borrowers, the Partnership or their Affiliates during any prior period may be used to reduce Condominium Revenues, to the extent not previously deducted, in any subsequent period; and provided, further that "Condominium Revenues" shall not include revenues received by the Condominium Developer which are used to pay any Condominium First Mortgage Holder to satisfy the obligations of the Condominium Developer under a loan by such Condominium First Mortgage Holder to develop the Condominium Parcels.

         "Condominium Units" shall mean any residential condominium units that may be developed and constructed on the Condominium Parcels.

         "Construction" or "Construct", when used with reference to the Project, shall mean construction, renovation or development of the Improvements or any portion thereof, the costs of which are included in the Budget as Hard Costs.

         "Construction Documents" shall mean, collectively, the Construction Management Agreement, the Architects' Agreements, all Trade Contracts and all other agreements pertaining to the Construction to which any of the Borrowers, the Partnership or any of their Affiliates is party or beneficiary.

         "Construction Management Agreement" shall mean that certain agreement between the Partnership and the Construction Manager dated as of January 12, 1990 and amended by the first amendment thereto dated as of September 30, 1990, the second amendment thereto dated January

31, 1991 and any subsequent permitted amendments providing for the construction upon the terms and conditions set forth therein.

         "Construction Management Fee" shall have the meaning assigned thereto in the Construction Management Agreement.

         "Construction Manager" shall mean KGCC or any successor engaged by the Partnership with the prior written consent of the Bank.

         "Construction Permit" shall mean any authorization, consent, license, approval or permit required by any Governmental Authority with jurisdiction over the Project in order to carry out the construction in accordance with the existing Plans and all Legal Requirements.

         "Construction Schedule" shall have the meaning assigned thereto in Paragraph 5.1(o) hereof.

         "Consultants and Designers" shall mean Edward D. Stone, Jr. and Associates, Inc. and Jorge Rosello Associates, or any successors engaged by the Partnership with the Prior written consent of GDB.

         "Control" shall mean, with respect to any Person, (i) the ownership of a majority interest (or, when used as a verb in any form, including "Controlled" or "Controlling", to own a majority interest), whether in the form of stock, partnership interest or otherwise, in such Person or (ii) the ability (or, when used as a verb in any form, including "Controlled" or "Controlling", to have the ability) otherwise to direct, determine, manage or otherwise control, directly or indirectly, the business, operations, activities or management of such Person.

         "Coverage Date" shall have the meaning assigned thereto in the LC Agreement.

         "Date of Substantial Completion" shall mean the date which is 30 days following the date upon which the Partnership first delivers to GDB evidence satisfactory to GDB that Substantial Completion has been achieved.

         "Debt Service" shall mean, for any period for which Debt Service is being determined, the sum of (i) any interest paid or payable under the AFICA Loan at the Bond Fixed Rate, as defined under the Bank Loan Documents, with respect to such period (or to the extent the Bond Fixed Rate is inapplicable to any portion of such loan, at the rate provided for with respect to such portion of such loan), (ii) interest paid or payable under the Existing GDB Loan at the rate provided by the GDB Loan Agreement with respect to such period, (iii) interest paid or payable under the Facility at the rate provided herein with respect to such period, (iv) the annual Agent's Fee and the Annual Letter of Credit Fee paid or payable with respect to such period, (v) any fees arising in connection with the Loan under the Bank Loan Documents or the Existing GDB Loan which are paid or payable with respect to such period and (vi) any interest paid or payable on Permitted Indebtedness of the Partnership to Persons other than the Borrowers or any Affiliate of the Borrowers or the Partnership.

         "Debtor Relief Laws" shall mean the Bankruptcy Code of the United States of America, as amended from time to time, any bankruptcy or debtor relief laws provided by the laws of Puerto Rico, and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws from time to time in effect affecting the Rights of creditors generally.

         "Default" shall mean any event, condition or act, which, with the giving of notice or lapse of time or both, would constitute an Event of Default.

         "Deficiency Loan" shall have the meaning assigned thereto in the Partnership Agreement.

         "Development Fee" shall have the meaning assigned thereto in the Management Agreement.

         "Disbursement" shall mean each disbursement of all or any of the proceeds of the Facility.

         "Dollars" shall mean dollars in the lawful currency of the United States of America.

         "Employees' Plan" shall mean any multiemployer plan or single employer plan, as defined in Section 4001 and subject to Title IV of ERISA, which is maintained, or at any time during the five calendar years preceding the date of this Agreement was maintained, for employees of any of the Borrowers, the Partnership or any of their Affiliates or an ERISA Affiliate.

         "Environmental Laws" shall mean all present or future federal, Commonwealth and local laws, including statutes, regulations, ordinances, codes, rules and other governmental restrictions and requirements, currently or hereafter in effect, relating to the discharge of solid waste, air pollutants, water pollutants or process waste water or otherwise relating to the environment or Hazardous Materials that are or may be applicable, in any way, to the Project, including any such restrictions or requirements imposed by any federal, state or Commonwealth department of nature resources or environmental protection agency that may now or at any time hereafter be in effect.

         "Environmental Report" shall mean an environmental report relating to the Premises and the Improvements, addressed to GDB and the Bank, which report shall include, without limitation, geological, soil and Hazardous Material evaluations, prepare at the sole cost and expense of the Partnership by a certified engineering and testing company, or by a firm of environmental consultants acceptable to GDB and the Bank.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) that, together with any of the Borrowers, the Partnership or any of their Affiliates, would be deemed to be a "single employer" within the meaning of Section 4001 of ERISA.

         "Escrow Requirement" shall mean the funds required to be deposited in escrow with a banking institution mutually acceptable to the Bank, the Borrowers, the Partnership and GDB, such funds to be pledged solely for the benefit of GDB, pursuant to the GDB Escrow Agreement and the GDB Facility Escrow Agreement.

         "Event of Default" shall have the meaning assigned thereto in Article Nine hereof.

         "Excess Refinancing Proceeds" shall mean the net amount of refinancing proceeds available after full payment of the principal amount of the Loan and all amounts payable to the Bank under the LC Agreement and any other amounts required to be paid in connection therewith.

         "Excess Revenues" shall mean, for any period for which Excess Revenues are being determined, Aggregate Revenues, reduced by (a) Operating Expenses, (b) Debt Service that is due, payable and paid; (c) amounts paid into the GDB Escrow; and (d) amounts actually paid out for reasonably necessary capital improvements relating to the Project not included in Operating Expenses; provided, however, that if in any Fiscal Year the aggregate amount paid for such capital improvements exceeds five hundred thousand Dollars ($500,000), then GDB shall have the right to approve, for purposes of calculating Excess Revenues, the deduction of any capital expenditure for such capital improvements in excess of five hundred thousand Dollars ($500,000) from Aggregate Revenues, which approval shall not be unreasonably withheld and shall be granted or denied by GDB within thirty (30) days of its receiving a request therefor. If GDB shall not have denied such request within such thirty (30) day period, such approval shall be deemed granted. In determining Excess Revenues, there shall in no event be any deduction for Partnership Returns.

         "Existing GDB Loan" shall mean a loan by GDB to the Partnership in the aggregate principal amount of twenty-five million dollars (U.S. $25,000,000) pursuant to the terms and conditions set forth in the GDB Loan Agreement.

         "Facility" shall have the meaning assigned thereto in the recitals set out at the beginning of this Agreement.

         "Facility Escrow Agent" shall mean the financial institution that will, under the terms of the GDB Facility Escrow Agreement, serve as the escrow agent for the GDB Facility Escrow.

         "Facility Escrow Cap" shall mean, as of any Interest Payment Date, the sum of (i) accrued but unpaid interest owed by the Borrowers as of such date,
(ii) the Outstanding Principal Amount as of such date, and (iii) two times the product of (a) one-quarter of the Applicable Rate for the fiscal Quarter ending on such date and (b) Outstanding Principal Amount on such date.

         "Facility  Escrow  Expiration Date" shall mean the earliest to occur of
(i) the later of (A) the Termination Date (as defined in the LC Agreement),  and
(B) the date when no amounts are owing to the Bank under the LC Agreement; (ii) commencement by the Bank of a foreclosure action with respect to the Premises or any Security Document (as defined in the LC Agreement); (iii) an unreimbursed drawing under the Letter of Credit (as defined in the LC Agreement) for principal or any other failure to pay amounts due under the LC Agreement on or prior to the Termination Date, which shall remain uncured for a period of 18 months following its occurrence; (iv) as to either Borrower, either (A) the filing of a voluntary petition in bankruptcy or (B) the entry of an order for relief or appointment of a receiver in an involuntary bankruptcy filed by a party other than GDB; or (v) as to the Partnership, either (A) the filing of a voluntary petition in bankruptcy or (B) the entry of an order for relief or appointment of a receiver in an involuntary bankruptcy or similarly proceeding filed by a party other than GDB.

         "Facility Mortgage on the Premises" shall mean the mortgage, deed of trust or similar security agreement, substantially in the form of Exhibit "2" hereto, made or to be made by the Partnership upon the premises, to be encumbered in favor of GDB, subject to the Facility Standstill Agreement, to secure the obligations of the Partnership (under the Partnership Mortgage Note) with respect to interest on the Facility, creating a third-priority Lien on the Premises;

         "Facility-Mortgaged Properties" shall mean the properties referred to in Exhibits "3" and "4" hereto, each to be encumbered in favor of GDB to secure the obligations of WKA with respect to principal as provided for herein and in the Security Documents.

         "Facility Standstill Agreement" shall mean the Facility Subordination and Standstill Agreement, dated as of the date hereof, between GDB, AFICA, the Trustee and the Bank.

         "Fair Value Contract" shall mean a contract for services or for the acquisition, lease or use of goods or merchandise reasonably necessary for the ownership or operation of the Premises or the Project, entered into by the Partnership and any Borrower or any Affiliate of a Borrower or the Partnership whose terms and conditions are no less favorable to the

Partnership than the terms and conditions that would have been given to the Partnership if such contract had been with an unrelated person, if payments under such contract would constitute Operating Expenses.

         "Fajardo Property" shall mean the parcel of approximately 220 acres of land located in Fajardo, Puerto Rico, as more particularly described in the GDB Mortgage.

         "Financial Information" shall mean the financial information required under any of the GDB Facility Documents to be furnished by the Borrowers or the Partnership to GDB, all such information prepared in accordance with generally accepted accounting principles (GAAP) as appropriate.

         "Fiscal Quarter" shall mean the three-month period that ends each March 31, June 30, September 30 and December 31 of any given Fiscal Year. Subsequent changes of the Fiscal Year of the Partnership shall not change the term "Fiscal Quarter", unless GDB shall have consented in writing to such changes, which consent shall not be unreasonably withheld.

         "Fiscal Year" shall mean the twelve-month period (or shorter period with respect to the first Fiscal Year within the term hereof) that ends on March 31st of any given year. Subsequent changes of the fiscal year of the Partnership shall not change the term "Fiscal Year", unless GDB shall have consented in writing to such changes, which consent shall not be unreasonably withheld.

         "GDB" shall mean the Government Development Bank for Puerto Rico.

         "GDB Escrow Agent" shall mean the financial institution that will serve as agent for the GDB Escrow.

         "GDB Escrow" shall mean the escrow established pursuant to the GDB Escrow Agreement.

         "GDB Escrow Agreement" shall mean the escrow agreement under which the Partnership will deposit funds in escrow with a banking institution mutually acceptable to the Partnership and GDB, such funds to be pledged solely for the benefit of GDB as provided for pursuant to Paragraph 4.3 of the GDB Loan Agreement.

         "GDB Facility Documents" shall mean this Agreement, the Note, the Security Documents, the Additional Security Documents and any and all other agreements, documents and instruments (other than Trade Contracts) delivered by the Borrowers and the Partnership pursuant to the terms of this Agreement, as hereafter renewed, amended or supplemented from time to time.

         "GDB Facility Escrow" shall mean the escrow to be established pursuant to the GDB Facility Escrow Agreement.

         "GDB Facility Escrow Agreement" shall mean an escrow agreement, substantially in the form of Exhibit "5" hereto, under which funds will be deposited by or on behalf of the Borrowers in the GDB Facility Escrow, such funds to be pledged solely for the benefit of GDB.

         "GDB Facility Guaranties" shall mean the guaranties to be provided pursuant to Paragraph 4.1.1 hereof.

         "GDB Guaranty Mortgages" shall mean the mortgages, deeds of trust or similar security agreements, substantially in the form of Exhibits "6" and "7" hereto, to be encumbered in favor of GDB to secure the payment of the obligations of WKA with respect to principal hereunder and under the guaranty provided for in Paragraph 4.1 hereof, each creating a second-priority

Lien on the Facility-Mortgaged Property to which it refers, more particularly a second mortgage in the aggregate principal amounts of $3,750 and $1,500,000 respectively, encumbering the respective Facility-Mortgaged Properties, including all buildings, improvements and fixtures located thereon or used in connection therewith and all buildings and improvements to be erected and constructed thereon.

         "GDB Guaranty Mortgage Notes" shall mean the mortgage notes, in the form of Exhibits "8" and "9" hereto, secured by the GDB Guaranty Mortgages.

         "GDB Loan Agreement" shall mean the Loan Agreement between GDB and the Partnership, dated as of February 7, 1991, as amended at any time, and the Loan Documents, as defined therein.

         "GDB Mortgage" shall have the meaning assigned thereto in the GDB Loan Agreement.

         "GDB Share of Excess Revenues" shall mean, for any Fiscal Year, (i) fifty percent (50%) of Excess Revenues for such Fiscal Year to the extent that the sum of all Excess Revenues for such Fiscal Year is less than or equal to the Threshold Amount and (ii) ninety percent (90%) of Excess Revenues for such Fiscal Year to the extent that the sum of all Excess Revenues for such Fiscal Year exceeds the Threshold Amount.

         "GDB Standstill Agreement" shall mean the Subordination and Standstill Agreement, dated as of February 7, 1991, between GDB, AFICA, the Trustee and the Bank.

         "General Partner" shall mean either Kumagai Caribbean, Inc. ("KGC") or WKA El Con Associates ("WKA"), the sole general partners of the Partnership (KGC and WKA together being the General Partners).

         "Government Authority" shall mean any court, agency, authority, board (including, without limitation, any environmental protection, planning or zoning board), bureau, commission, department, office, branch or instrumentality of any nature whatsoever of any governmental or quasi-governmental unit of the United States, the Commonwealth of Puerto Rico, any State of the United States, or the Municipality of Fajardo, whether now or hereafter in existence, having jurisdiction over Borrowers, the Partnership or the Project.

         "Gross Revenues" shall have the meaning assigned thereto in the GDB Loan Agreement.

         "Ground Lease" shall have the meaning assigned thereto in the LC Agreement.

         "Guaranties" shall mean the GDB Facility Guaranties and the completion Guaranties.

         "Guarantors" shall mean, Kumagai, KGC, WKA and WMS Industries.

         "HASN" shall mean HASN, Inc., a Puerto Rico corporation.

         "Hard Costs" shall mean costs and expenses and items thereof set forth in the Budget as Hard Costs with respect to the acquisition of the Project and with respect to supplying goods, services, materials and labor for the Construction.

         "Hazardous Material" shall mean asbestos, polychlorinated biphenyls, petroleum products and any other substance or material that, whether by its nature or use, is now or hereafter defined as a hazardous waste, hazardous substance, pollutant or contaminant under any Environmental Law, or which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and which is now or hereafter regulated under any Environmental Law.

         "Hospitality" shall mean Hospitality Investment Group, S.E., a Puerto Rico special partnership.

         "Improvements" shall mean the destination resort hotel and related resort facilities to be renovated or constructed on the Premises pursuant to the Plans, consisting of approximately 750 guest rooms, approximately 50,000 square feet of meeting space (including prefunctionary space), six restaurants, approximately 13,000 suare feet of retail space, and an approximately 10,000 square-foot casino, a marina, approximately 100,000 square feet of swimming pools and water features, an 18-hole golf course, an approximately 40,000 square-foot clubhouse and spa facility, eight tennis courts, water sports
facilities  on  the  Palominos   Island  Property  and  related   amenities  and
facilities.

         "Inchoate Lien" shall mean (i) any Lien for Charges not yet due and payable or (ii) any mechanic's Lien or materialmen's Lien for services or materials (A) for which payment is not yet due or (B) which is being contested in good faith by appropriate proceedings, so long as no imminent risk of sale or forfeiture of any interest in the Mortgaged Properties or any part thereof arises during the pendency of such proceedings.

         "Indebtedness" shall mean all liabilities, obligations and indebtedness of any and every kind and nature, including, without limitation, all liabilities and all obligations to trade creditors, whether now or hereafter owing, arising, due or payable to any Person and howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise. Without in any way limiting the generality of the foregoing, Indebtedness shall specifically include (a) all obligations and indebtedness for borrowed money or for notes, bonds, debentures and other debt securities; (b) indebtedness represented by the deferred purchase price of property or services;
(c) rentals payable under any lease of real or personal property which shall have been, or should, under generally accepted accounting principles, be classified as a capital lease; (d) obligations under direct or indirect guarantees in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise assure a creditor against loss in respect of, indebtedness or obligations of another Person of the type described in clause
(a), (b) or (c) above; (e) liabilities in respect of unfunded vested benefits under, or withdrawal liability in respect of, plans covered by Title IV of ERISA; and (f) all obligating in the nature of Charges.

         "Institutional First Mortgage Lien" shall mean a Lien on the Condominium Parcels or the Condominium Units granted by the Partnership to a Condominium first Mortgage Holder in connection with a loan, the proceeds of which are used to finance the development, construction and operation of the Condominium Parcels and the Condominium Units.

         "Insurance Policy" shall mean any of the policies of insurance required to be maintained pursuant to Paragraph 7.1.10 hereof.

         "Interest Adjustment Dates" shall mean each January 1, April 1, July 1 and October 1 until the Facility is repaid in full.

         "Interest Payment Date" shall mean any date on which interest is payable under Paragraph 3.2 (including any such date on which interest would become payable but for the deferral provisions thereof).

         "KGC" shall mean Kumagai Caribbean, Inc., a Texas corporation.

         "KGCC" shall mean KG (Caribbean) Corporation, a Texas corporation.

         "Kumagai" shall mean Kumagai Gumi Co., Ltd. a Japanese corporation.

         "LC Agreement" shall mean the Letter of Credit and Reimbursement Agreement between the Partnership and the bank, dated as of February 7, 1991 and the amendment thereto of even date herewith.

         "Legal Requirements" shall mean, collectively, (i) all statutes, laws, rules, rulings, orders, regulations, ordinances, judgments, decrees and injunctions of any Governmental Authority (including, without limitation, fire, health, handicapped access, sanitation, ecological, historic, zoning, environmental protection, wetlands and building laws) in any way applicable to the Borrowers, the partnership or the Project, or any portion thereof, or to the ownership, use, occupancy, possession, operation or maintenance of the Project;
(ii) all requirements of the local Board of Fire Underwriters or other similar body acting in and for the locality in which the Premises are situated and all requirements of each insurance policy covering or applicable to all or any portion of the Project, or the use thereof, and all requirements of the issuer of each such policy, including any which may require repairs, modifications or alterations (structural or otherwise) in or to the Project, or any portion thereof; and (iii) all requirements of each Permit and regulation relating to the Project, or any portion thereof, or to the ownership, use, occupancy, possession, operation or maintenance thereof.

         "Letter of Credit" shall have the meaning assigned thereto in the LC Agreement.

         "LIBOR" or "LIBOR Rate" shall mean the ninety (90) day offered rate, as quoted by Telerate Systems, Inc. (currently on page 3750 of the financial information reporting services furnished electronically by Telerate Systems, Inc.) at approximately 11:00 a.m., London time, on each Interest Adjustment Date for Dollar deposits of immediately available funds to leading banks in the London interbank market or, if such offered rate is not so quoted on any Interest

Adjustment Date, LIBOR shall mean the corresponding offered rate quoted at the close of business on the Business Day next preceding such Interest Adjustment Date by Telerate Systems, Inc. or such other source of reliable financial information as GDB shall in its discretion select.

         "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, security interest, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever including, without limitation, any mechanic's lien, materialmen's lien, conditional sale agreement, title retention agreement or lease, which under applicable law is deemed to create a lien, security interest or the equivalent.

         "Loan" shall mean the loan made to the Partnership pursuant to the AFICA Loan Agreement.

         "Loan Documents" shall mean the bank Loan Documents

         "Major Casualty" shall mean a Casualty, the Restoration of which is reasonably estimated to cost more than $1,000,000.

         "Management Agreement" shall mean that certain agreement between Williams and the Partnership dated as of January 12, 1990, as amended by the first amendment thereto dated as of September 30,1990, and the second amendment thereto dated as of January 31, 1991, pursuant to which Williams shall operate the Project.

         "Managing Partner" shall mean the Partner designated to manage and control the business affairs of the Partnership pursuant to Section 4.02 of the Partnership Agreement.

         "Material Adverse Effect" shall mean, with respect to any set of circumstance or events, that such set of circumstances or events, alone or in the aggregate, (a) has or could reasonably be expected to have a material adverse effect upon the validity or enforceability of, or the authority or ability of the Borrowers, the Guarantors or the Partnership to perform, their respective obligating under this Agreement, any material Operative Document (other than the GDB Loan Agreement, as to which the provisions thereof shall apply), any material Project Document or any material Construction Document to which the Borrowers, or the Partnership or any of their Affiliates is a party; (b) has or could reasonably be expected to have a material adverse effect on the properties (including, without limitation, the Project), business, condition (financial or otherwise) or results of the operations of any of the Borrowers, the Guarantors or the Partnership, each taken as a whole; (c) has or could reasonably be expected to have a material adverse effect on the transactions contemplated by this Agreement, any Operative Document (other than the GDB Loan Agreement, as to which the provisions thereof shall apply), any Project Document or any Construction Document to which any of the Borrowers or the Partnership is a party; (d) results or could reasonably be expected to result in losses or damages of $500,000 or more; or (e) causes or could reasonably be expected to cause an Event of Default.

         "Maturity Date" shall mean the tenth anniversary of the Closing Date or such earlier date as GDB shall declare the entire principal sum due and payable in the exercise of its Rights under Article Nine hereof.

         "Mortgage Property" shall mean the Facility-Mortgaged Properties and the Premises and all rights, interest and improvements appurtenant thereto encumbered by Liens provided for hereunder, including under the Security Documents and Additional Security Documents.

         "Net Proceeds" shall mean the amount of all insurance proceeds other than business interruption insurance paid pursuant to any Insurance Policy as the result of a Casualty, after deduction of GDB's costs and expenses (including, without limitation, attorneys' fees and expenses), if any, in collecting such proceeds.

         "Net Restoration Award" shall mean the amount of all awards and payments received from a condemnor on account of a Taking, after deduction of GDB's costs and expenses (including, without limitation, attorneys' fees and expenses), if any, in collecting such awards and payments.

         "Note" shall mean a secured promissory note, substantially in the form of Exhibit "10" hereto, issued by KGC and WKA to GDB evidencing the Borrowers' Indebtedness under the Facility.

         "Obligation" shall mean all present and future Indebtedness, obligations and liabilities, and all renewals and extensions thereof, or any part thereof, now or hereafter owed to the Bank or GDB by any of the Borrowers arising from, by virtue of, or pursuant to the Bank Loan Documents, the GDB Loan Agreement or any of the GDB Facility Documents, together with all interest accruing thereon and costs, expenses and attorneys' fees incurred in the enforcement or collection thereof, whether such Indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, determinate, undeterminate, joint, several or joint and several.

         "Officer's Certificate" shall mean a certificate signed by a General Partner.

         "Operating Expenses" shall mean, with respect to any period for which Operating Expenses are being determined, all expenses paid by or on behalf of the Partnership in connection with the ownership and operation of the Premises for such period, including, without limitation, insurance, utilities, funding of reserves in amounts approved by the Bank and GDB for maintenance, capital and non-capital repairs and the repair and replacement of furniture, fixtures and equipment, but in any event commensurate with the guidelines set forth in Section 4.5 of the Management Agreement; general and special real property taxes on and assessments of the Premises; equipment rentals; maintenance and non-capital repairs to the extent not paid for from reserves established therefor; non-capital repair and replacement of furniture, fixtures and equipment to the extent not paid for from reserves established therefor; governmental and license fees; advertising and marketing; payments under the Ground Lease; basic management Fees and expenses arising under the Management Agreement; all other operating expenses reasonably necessary for the proper and efficient operation of the Premises as a first class destination resort hotel; and reasonable expenses paid to a person other than a Partner, the Partnership or any of their Affiliates that are directly related to the sale of initial golf club memberships and similar memberships, even if such expenses are incurred prior to the Date of Substantial Completion. To the extent not already included herein, Operating Expenses shall, for the purposes of the definition of Excess Revenues, include reasonable expenses of the type described in the preceding sentence incurred by any of the Borrowers or their Affiliates (other than the Partnership) directly related to the generation of revenues that are included in the definition of, and counted for purposes of this Agreement as Aggregate Revenues; provided, however, that such Operating Expenses shall not include any amounts paid for general overhead or general operating expenses that exceed a reasonable allocation of such overhead or expenses to the generation of such Aggregate Revenues; and provided, further, that the amount of such Operating Expenses shall not include any expenses associated with the development, financing, construction or sale of Condominium Parcels and the Condominium Units to the extent already deducted in the calculation of Condominium Revenues; and provided, further, that the amount of such Operating Expenses shall be limited, in the case of any such Borrower or Affiliate, to the amount of revenues of such Borrowers or Affiliate, as the case may be, derived from such Operating Expenses and actually included in the definition of Aggregate Revenues for such Fiscal Year, and that GDB shall have the right to inspect the books and records of such Borrower or Affiliate with respect to such Revenues and Operating Expenses to confirm the amounts of such Operating Expenses and Aggregate Revenues. Operating Expenses shall not include Debt Service or Incentive Management Fees under the Management Agreement.

         "Operative Documents" shall mean the GDB Facility Documents, the GDB Loan Agreement, the LC Agreement, The Letter of Credit, the Trust Agreement, the AFICA Loan Agreement, the Note, the Security Documents, the Additional Security Documents, the Bond Purchase Agreement, the GDB Standstill Agreement, the
Facility Standstill Agreement, the Four Party Agreement, the Management Subordination Agreement, the Construction Manager Consent and Agreement, the
Architect's Letter, the Official Statement, the GDB Investment Agreement, the Bond Swap Agreement, the Termination Payment Guaranty and the Bond Pledge Agreement. Each capitalized term in this paragraph not otherwise defined herein shall have the meaning assigned thereto in the Bank Loan Documents.

         "Outstanding Principal Amount" shall mean the total amount of all advances disbursed under the Facility, increase, from time to time, by the total amount of unpaid interest under the Facility that is capitalized and added to principal pursuant to Paragraph 3.2 hereof and reduced, from time to time, by any repayments of principal or Capitalized Interest made by Borrowers


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
directly to GDB pursuant to Paragraphs 3.6 or 3.8 hereof. Any reduction in the Outstanding Principal Amount resuling from repayment directly to GDB shall be applied in the order specified in Paragraph 3.10. Amounts deposited in the GDB Facility Escrow shall not be deemed paid for purposes of determining the Oustanding Principal Amount until withdrawn from the GDB Facility Escrow and paid directly to GDB, as provided in Paragraph 3.9(b).

         "Palominos Island Property" shall mean approximately 90 acres of land located on an island approximately three (3) miles to the east of the Fajardo Property, more particularly described in the GDB Loan Agreement.

         "Participation" shall mean all shares, options, warrants, interests, participations or other equivalents (regardless of how designated) of or in a partnership or equivalent entity, whether voting or nonvoting, including, without limitation, any other "equity security".

         "Parties" shall mean Borrowers and GDB.

         "Partner" shall mean (i) any of the General Partners of the Partnership or (ii) any other partner of the Partnership.

         "Partnership" shall mean El Conquistador Partnership L.P., a limited partnership organized and existing under the laws of the State of Delaware.

         "Partnership Agreement" shall mean that certain agreement among the Partners, dated February 7, 1991, as amended by the first amendment thereto, dated April 30, 1992.

         "Partnership Mortgage Note" shall mean the mortgage note, in the form of Exhibit "12" hereto, secured by the GDB Facility Mortgage on the Premises.

         "Partnership   Pledge   Agreement"  shall  mean  a  pledge   agreement,
substantially in the form of Exhibit "14" hereto, executed by the Partnership and pledging to GDB the Partnership


                                       31

Mortgage Note and the Facility Mortgage on the Premises to secure the payment of interest under the GDB Facility Documents.

         "Partnership Proceeds" shall mean any issues, income, profits, avails or other proceeds from the Project or the Partnership in which any Partner or any Affiliate of any Partner or the Partnership has any interest whatsoever, such Partnership Proceeds to include, without limitation, any Condominium Revenues, any Partnership Returns (not including payments on loans by third-party lenders other than the Partners or any Affiliate of the Partners or the Partnership), any notes or receivables payable by the Partnership, or any claims or other rights of any such Person against the Partnership or in any of the documents, instruments, reports and agreements of any nature whatsoever listed in Paragraph 4.2.4 hereof; provided, however, that Partnership Proceeds shall not include (i) the Development Fee and the Basic Management Fee and reimbursable expenses under the Management Agreement; (ii) the Construction Management Fee and reimbursable expenses under the Construction management Agreement; (iii) the Borrowers' Share of Excess Revenues and (iv) payments under Fair Value Contracts in respect of Operating Expenses. The Borrowers' ownership interests in the Partnership are not to be construed as Partnership Proceeds hereunder.

         "Partnership Returns" shall mean (i) any payment of principal or interest on any Deficiency Loans (as defined in the Partnership Agreement) or on any working capital or other loans to the Partnership from any Partner or any Affiliate of any Partner or the partnership, (ii) any distributions by or on behalf of the Partnership of profits or capital, including, without limitation, dividends and withdrawals of profits, to or for the benefit of any Partner or any Affiliate of any Partner or (iii) payments by or on behalf of the Partnership of any amounts to


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
any partner or to any Affiliate of a Partner or the Partnership as a lender to the Partnership (regardless of whether the Indebtedness to such Lender is Permitted Indebtedness) or (iv) any other payments or transfers of property directly or indirectly to or for the benefit of any Partner or any Affiliate of any Partner or the Partnership (other than the Basic Management Fee and the Development Fee and reimbursable expenses under the Management Agreement and the Construction Management Fee and reimbursable expenses under the Construction Management Agreement and payments under Fair Value Contracts in respect of Operating Expenses).

         "Party" shall mean either of the Borrowers or GDB.

         "Permits" shall mean,  collectively,  (i) all Construction  Permits and
(ii) all applicable authorizations, consents, licenses, approvals and permits of Government Authorities (A) for operation of the Project, including, without limitation, all applicable authorizations and licenses relating to sales of liquor and operation of the casino and other facilities comprising the Improvements; and (B) for the performance and observance of all agreements, provisions and conditions herein contained.

         "Permitted Indebtedness" shall mean with respect to the Borrowers, any Indebtedness incurred for fair consideration, and, with respect to the Partnership or any of its Subsidiaries (i) Indebtedness contemplated by the Budget, the LC Agreement and the GDB Loan Agreement; (ii) accounts payable and accrued liabilities prudently incurred in the ordinary course of business in the development and operation of the Project; provided, however, that no Event of Default has occurred or would occur as a result of such Indebtedness; or (iii) Indebtedness that consists of the obligation of the Partnership or any of its Subsidiaries to repay any loan from any of the Borrowers or their Affiliates; provided, however, that (A) such Indebtedness is junior, subject


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
and subordinate in all respects to the Obligations owed by the Partnership to GDB under the Facility, and the maker of such loan shall not and may not, without the prior written consent of GDB in each instance, which consent may be withheld by GDB in its sole and absolute discretion, exercise any rights or remedies as a result of a default of the Partnership or any of its Subsidiaries; and (B) such Indebtedness of the Partnership or any of its Subsidiaries shall be evidenced by a promissory note of the Partnership or such Subsidiary pledged and assigned to the benefit of GDB pursuant to the Proceeds Pledge Agreement or (iv) for purposes of Article Eight, the Incentive Management Fee (as defined in the Management Agreement) and Indebtedness to the Partners (other than loans) arising under the Partnership Agreement.

         "Permitted Liens and Encumbrances" shall mean:

                  (a) The Liens in favor of GDB set forth in the Security Documents and the Additional Security Documents.

                  (b) Liens arising out of judgments or awards with respect to which the Borrowers or the Partnership shall in good faith be prosecuting an appeal or proceedings for review and in respect of which the aforesaid shall have set aside on its books reserves which GDB deems adequate with respect to each such judgment or award, so long as no imminent risk of sale or forfeiture of any interest in the Mortgaged Properties or any part thereof arises during the pendency of such appeal or proceeding.

                  (c) Liens for any charges, if payments of such Charges shall not at the time be required to be made under the AFICA Loan Agreement or any other Operative Document.

                  (d) Inchoate Liens.


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

                  (e) Existing easements, rights of way and servitudes on the Mortgaged Properties as of the Closing Date, including such easements, rights of way and servitudes as are listed in the Title Policy, and such future easements, rights of way and servitudes as GDB shall approve as to the Mortgaged Properties.

                  (f) Liens on personal property to be acquired by the Partnership, whether by sale or lease, subsequent to the commencement of hotel operations by the Partnership and which do not replace the originally contemplated furniture and fixtures or equipment to be acquired for such operations, or to secure financing from sources other than GDB in accordance with and to the extent permitted in this Agreement.

                  (g) Deposits and similar payments incurred in the ordinary course of the partnership's business.

                  (h) Liens created pursuant to the Bank Loan Documents or the GDB Loan Agreement.

                  (i) Liens created pursuant to the Partnership Agreement, provided that any such Lien shall be junior, subject and subordinate in all respects to the Obligations owed to GDB.

                  (j) The fourth-priority mortgage lien on the Premises in favor of KGC.

                  (k) The necessary easements, rights of way, and servitudes to provide adequate access and services to the Condominium Parcels, which shall be constituted simultaneously with the release of the Condominium Parcels from the Lien of the GDB Mortgage.


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

         "Person" shall mean an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or any agency or political subdivision thereof) or other entity of any kind.

         "Planning Board" shall mean the "Junta de Planificacion" of the Commonwealth of Puerto Rico.

         "Plans"  shall  mean the  plans,  drawings  and  specifications  of the construction of the Improvements, including, without limitation, the architectural, structural, mechanical and electrical plans and specifications therefor prepared or to be prepared by the Partnership, the Architects and the partnership's engineers and contractors, as approved by GDB, together with all revisions and addenda to such plans, drawings and specifications, provided that such revisions and addenda have been approved by GDB to the extent such approval is required pursuant to this Agreement, which Plans shall include, without limitation, a description of the materials, equipment and fixtures necessary for the Construction.

         "Pledge of the GDB Guaranty Mortgage Notes" shall mean the pledge by the Borrowers to GDB of the GDB Guaranty Mortgage Notes pursuant to the execution and delivery by the Parties of a pledge agreement substantially in the form of Exhibit "13" hereto.

         "Pledge of the Partnership Mortgage Note" shall mean the pledge by the Partnership to GDB of the Partnership Mortgage Note pursuant to the execution and delivery by the Parties of a pledge agreement substantially in the form of Exhibit "14" hereto.

         "Pledges" shall mean the Pledge of the GDB Guaranty Mortgage Notes and the Pledge of the Partnership Mortgage Note.


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



         "Premises" shall mean that certain real estate more fully described in Exhibit "15" (attached hereto and incorporated by reference herein), comprising Borrower's fee simple title to the Fajardo Property, including the Condominium Parcels and the Condominium Units and excluding the leasehold estate in the Palominos Island Property; provided, however, that such portion of the Condominium Parcels and Condominium Units as is released from the Facility Mortgage on the Premises in accordance with Paragraph 4.4 hereof shall, upon such release, be excluded from the definition of Premises for purposes of Articles Six, Seven and Eight, but not for purposes of any other provision of this Agreement (including, without limitation, the definitions).

         "Proceeds Pledge Agreement" shall mean the pledge or assignment agreement, substantially in the form of Exhibit "16" hereto, to be executed by each of the Partners in accordance with Paragraph hereof.

         "Project" shall mean, collectively, the acquisition of the Fajardo Property, the leasing as tenant of the Palominos Island Property and the renovation, development, construction, furnishing and equipping of the Premises and the Improvements.

         "Project Costs" shall mean any item of cost and expense arising out of or necessary for the acquisition and development of the Project and the
Construction, and which are included in the Budget, including, without limitation, such incidents thereto as organizational costs, financing costs, insurance premiums, legal and accounting fees, construction management fees, development fees, furnishings, equipment, supplies, advertising and marketing expenses and initial working capital.


                                       37

         "Quarter" shall mean a period of time that (i) begins each January 1, April 1, July 1 and October 1 and (ii) ends each March 31, June 30, September 30 and December 31, respectively, or, in the case of the period next preceding the Maturity Date, ends on the Maturity Date.

         "Release Conditions" shall have the meaning ascribed thereto in Paragraph 10.4 hereof.

         "Reportable Event" shall have the meaning assigned thereto in Title IV of ERISA.

         "Request for Disbursement" shall have the meaning assigned thereto in the LC Agreement.

         "Restoration" shall mean, in case of a Casualty or Taking, (i) with respect to the Premises, the restoration, replacement or rebuilding of the affected property such that when such restoration, replacement or rebuilding is completed, the Improvements shall have been constructed substantially in accordance with the Plans, and to the extent any alterations or additions to the Improvements were made in compliance with the GDB Mortgage, the Facility
Mortgage on the Premises, the GDB Loan Agreement or this Agreement, with any such alterations or additions; or in the event that the foregoing requirement cannot be satisfied as a result of any Legal Requirements or, in the case of a Taking, as a result of the loss of the use of the portion of the Premises which was the subject of such Taking, such restoration, replacement or rebuilding as shall, when such restoration, replacement or rebuilding is completed, render the Project an integral unit similar in condition, character and scope to the Project prior to such Casualty or Taking and (ii) with respect to any other property, the restoration, replacement or rebuilding of such property to a similar condition, character and use as that in existence prior to such Casualty or Taking. For Restoration to have taken place pursuant to the preceding sentence, the value of the Project or other property, when so restored,


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
replaced or rebuilt, together with the amount of the Net Proceeds or the Net Restoration Award, as the case may be, applied in repayment of the principal indebtedness evidenced by the Note, the GDB Notes (as such term is defined in the GDB Loan Agreement), the Bank Loan documents, or the first mortgages on such other property, shall be equal to or greater than the value and usefulness of the Project or such other property, as the case may be, immediately prior to such Casualty or Taking.

         "Rights" shall mean rights, remedies, powers and privileges.

         "Security"  shall have the  meaning  assigned  to it in  Paragraph  4.1 hereof.

         "Security Documents" shall mean the Pledges, the Proceeds Pledge Agreement, the Partnership Pledge Agreement, the GDB Facility Mortgages, the GDB Guaranty Mortgages, the Note, the partnership Mortgage Notes, the GDB Guaranty Mortgage Notes, the Assignments, the GDB Facility Guaranties, and the Title Policy.

         "Soft Costs" shall mean, collectively, all costs set forth in the Budget, excluding Hard Costs.

         "Subsidiary" shall mean, with respect to any Person, any corporation, partnership or other entity of which a majority interest is owned or is effectively controlled by such Person.

         "Substantial Completion" shall mean the occurrence of all of the following events: (i) the completion of the renovation and Construction (excluding punchlist items) of the Improvements in accordance with all Legal Requirements and substantially in accordance with the Plans as to any aspect of Construction and the issuance of applicable use or occupancy permits therefor satisfactory to GDB and the Bank; and (ii) the delivery to GDB and the Bank of certificates, in form and content satisfactory to GDB and the Bank, from the Partnership, the Architects and


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
the Bank's Consultant to the effect that all of the work required to be performed to complete the Improvements in accordance with all Legal Requirements and in accordance with the Plans has been substantially performed.

         "Survey" shall mean a survey of the Mortgaged Properties prepared substantially in accordance with the standards adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 1986, known as the "Minimum Standard Detail Requirements of Land Title Surveys," or showing equivalent detail and specifics or otherwise acceptable to GDB.

         "Taking" shall mean any temporary or permanent taking by any public or quasi-public authority of any Mortgaged Property or any part thereof through eminent domain or other proceedings or by any settlement or compromise of such proceedings, or any voluntary conveyance of such property in lieu of the commencement of any such proceedings.

         "Taxes" shall mean all taxes, assessments, fees, levies, imposts, duties, deductions, withholdings, stamp taxes, mortgage taxes or charges, recording charges, interest equalization taxes, real estate taxes or other ad-valorem taxes, capital transaction taxes, foreign exchange taxes or charges or other charges of any nature whatsoever from time to time or at any time imposed by any law, rule, regulation or court.

         "Term" shall shall mean that period from and including the Closing Date through the Maturity Date.

         "Threshold Amount" shall mean, for any Fiscal Year, two million five hundred thousand Dollars ($2,500,000).


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



         "Title Insurer" shall mean The American Title Insurance Company or any other issuer, approved by GDB, of the title insurance policy insuring GDB as holder of the Facility Mortgage on the Premises and the GDB Guaranty Mortgages.

         "Title Policy" shall mean the title insurance policy issued by the Title Insurer insuring GDB as holder of the GDB Facility Mortgages and the GDB Guaranty Mortgages.

         "Trade Contract" shall mean any general construction contract entered into by Borrower with respect to the Construction of the Improvements that satisfies the conditions set forth in the LC Agreement, which contract shall require the Trade Contractor to name GDB as an additional named insured under a payment and performance bond satisfactory to GDB as to form, content and issuer with respect to such Trade Contractor's obligations under its respective Trade Contract, and shall be otherwise satisfactory to GDB in form and content.

         "Trade   Contractor"   shall  mean  any   contractor   engaged  in  the
Construction of the Improvements under a Trade Contract.

         "Transfer" shall mean (i) any sale or transfer of the Premises or any portion thereof except any sale or transfer of the Condominium Parcels or the Condominium Units in accordance with Paragraph 4.4 hereof or (ii) any transfer of any direct or indirect equity interest in any of the Borrowers, the Partnership or the Guarantors, including, without limitation, any sale or transfer of a direct or indirect equity interest in the constituent Partners of the Borrowers or Kumagai.

         "Williams" shall mean Williams Hospitality Management Corporation, a Delaware corporation.

         "WKA" shall mean WKA El Con Corp., a Delaware corporation.


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

         "WMS El Con" shall mean WMS El Con Corp., a Delaware corporation.

         "WMS   Industries"   shall  mean  WMS   Industries   Inc.,  a  Delaware
corporation.

         "Work Change" shall mean any change order, any other amendment or modification to any contract or subcontract and any revision, addendum, modification to or amendment of the Plans for the Improvements, including minor departures from the Plans for the Improvements pursuant to field orders.

                                    ARTICLE 3

                       AMOUNT AND TERMS OF CREDIT FACILITY

         3.1 Advances. Subject to the terms and conditions hereof, and relying on the representations, covenants, and warranties of the Borrowers contained herein, GDB agrees to make available to the Borrowers a credit facility and to advance to the Borrowers on the Closing Date monies from such facility in a non-revolving line of credit of EIGHT MILLION DOLLARS (U.S. $8,000,000) for the purpose of providing the proceeds thereof to the Partnership in order to finance part of the Project Costs including accrued and accruing interest on the Existing GDB Loan from time to time during the period commencing on the date of this Agreement to and including the Completion Date.

         3.2 Interest. The loan made by GDB to Borrowers hereunder shall be evidenced by the Note, and shall bear interest at the Applicable Rate. The Applicable Rate shall be adjusted quarterly on each Interest Adjustment Date to reflect any change in LIBOR as of such date, and such adjustment in the Applicable Rate shall become effective on such date. Except as otherwise provided herein, such interest accrued during any Quarter shall be payable on the first day of the following Quarter and shall be computed on the Outstanding Principal Amount on the basis


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
of a year of three hundred sixty (360) days and for the number of actual days elapsed; provided, however, that, during the first sixty (60) months following the Closing Date, payment of accrued interest shall be deferred, and all such amounts ("Capitalized Interest") of deferred interest (i) shall, on the date they otherwise would have become due and payable but for such deferral, be capitalized and added to the Outstanding Principal Amount; and (ii) shall be repaid in accordance with the provisions of Paragraph 3.6 and 3.7 hereof.

         3.3 Commitment Fee. In consideration of the commitment of GDB to make the Facility available to Borrowers (the "Commitment"), Borrowers have agreed to pay to the GDB a commitment fee equal to EIGHTY THOUSAND DOLLARS ($80,000,00) (the "Commitment Fee"), in accordance with the terms of a commitment letter dated March 20, 1992 which fee shall not be reimbursable to Borrowers, in whole or in part, under any circumstance whatsoever.

         3.4 Intentionally Omitted.

         3.5 Proceeds of Advances under the Facility. The proceeds of advances under the Facility shall, immediately on the Closing Date, be placed on deposit with the Bank for the purpose of being provided to the Partnership pursuant to an irrevocable direction by the Borrowers to the Bank to disburse such proceeds to the Partnership to pay Project Costs subject to and in accordance with the LC Agreement. Such proceeds shall be used solely for the payment of Project Costs (as such costs are incurred in accordance with the Budget and the Construction Schedule) including payment of accrued and accruing interest under the Existing GDB Loan.

         3.6 Repayment of Principal. Except as otherwise provided herein, the Borrowers shall repay, on each Interest Payment Date occurring on or after March 31, 2000 an amount of


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
principal equal to two hundred fifty thousand Dollars ($250,000) (each such payment, a "Scheduled Principal Payment"), as follows:

                  (i) for any Interest Payment Date prior to and including the Facility Escrow Expiration Date, such Scheduled Principal Payment shall, subject to Paragraph 3.7(b), be deposited into the GDB Facility Escrow; and

                  (ii) for any Interest Payment Date after the Facility Escrow Expiration Date, such Scheduled Principal Payment shall be paid directly to GDB until payment in full of the amounts due to GDB under the Facility.

         3.7      Mandatory Prepayment.

                  (a) If there are any Excess Revenues in any Fiscal Year, Borrowers shall pay, or shall cause the Partnership to pay, the GDB Share of Excess Revenues on the date that is thirty (30) days after the due date for delivery to the Bank of audited financial statements of the Partnership pursuant to Paragraph 7(g) of the LC Agreement demonstrating to the Bank the existence and amount of Distributable Cash (as such term is defined in the Partnership Agreement) for such Fiscal Year, as follows:

                           (i) the GDB Share of Excess  Revenues  shall,  to the
extent of any (A) accrued but unpaid interest hereunder plus (B) Capitalized Interest hereunder, be paid directly to GDB; and

                           (ii) any remaining GDB Share of Excess Revenues after
payment of the amount provided for in subparagraph (a)(i) of this Paragraph 3.7 shall (A) subject to the provisions of Paragraph 3.7(b) hereof, on any date prior to and including the Facility Escrow Expiration Date, be deposited into the GDB Facility Escrow and (B) on any date after the


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

Facility Escrow Expiration Date, be paid directly to GDB until payment in full of amounts due GDB under the Facility.

                  (b) On any Interest Payment Date prior to and including the Facility Escrow Expiration Date, Borrower shall not be required to make the deposit required under Paragraph 3.6 (i) or subparagraph (a)(ii)(A) of this Paragraph 3.7 to the extent that, on such date, such deposit would cause the amount in the GDB Facility Escrow to exceed the Facility Escrow Cap as of such date.

                  (c) Upon any refinancing of the Partnership's Loan under the Bank Loan Documents, if any Excess Refinancing Proceeds shall remain after repayment of the Existing GDB Loan pursuant to Paragraph 4.2(e) of the GDB Loan Agreement and payment to the Bank of any amounts owed to it, Borrowers shall cause GDB to be repaid the Obligations under the GDB Facility Documents in whole or in part from and to the extent of such remaining Excess Refinancing Proceeds.

         3.8 Optional Prepayment. Upon at least ten (10) days' prior written notice to GDB, the Borrowers or the Guarantors may, if all accrued interest, including Capitalized Interest, has been paid, use any funds not derived from the Project or the operation thereof to prepay or cause to be prepaid, directly to GDB, outstanding principal under the Facility, in whole or in part, at any time.

         3.9 Payments from GDB Facility Escrow. Amounts in the GDB Facility Escrow shall be paid as follows:

                  (a) if, on any Interest Payment Date, the Bank has not notified GDB that the Partnership has failed to pay all interest and other fees due under the Bank Loan Documents on


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
a current basis through and including the 15th day prior to such Interest Payment Date, an amount shall be paid directly to GDB from the GDB Escrow
Account,  on such Interest  Payment Date,  which is equal to, if any, the sum of
(i) accrued but unpaid interest and (ii) Capitalized Interest hereunder;

                  (b) any amounts remaining in the GDB Facility Escrow Account on the Facility Escrow Expiration Date shall be paid directly to GDB on such date to the extent of Borrowers' then-outstanding Obligations to the GDB under the GDB Facility Documents' provided, however, that, in the event that the Facility Escrow Expiration Date occurs as to one Borrower and not the other as a result of the application of clause (iv) of the definition thereof, GDB shall be paid directly on such date any amount in the GDB Facility Escrow to the extent of such Borrower's remaining Obligations, as limited in accordance with Paragraph 4.5 hereof (with any remaining amounts to remain subject to this Paragraph 3.9 in respect of any other remaining Obligations hereunder); and

                  (c) in the event that amounts on deposit in the GDB Facility Escrow shall exceed the Facility Escrow Cap as a result of a payment received by GDB in respect of principal or capitalized interest, such excess amounts shall be released to the Borrowers, which hereby irrevocably direct that such excess amounts shall be released to the Partnership; provided, however, that such excess amounts shall be considered Partnership Returns and shall be subject to the limitations thereupon hereunder. Any amounts remaining in the GDB Facility Escrow after GDB has received payment in full of the Borrowers' obligations hereunder shall be released to the Borrowers.


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

                  3.10 Priority of Application of Payments to GDB. All amounts paid directly to GDB in accordance with Paragraphs 3.6, 3.7 and 3.8 hereof shall be applied first to accrued but unpaid interest, second to Capitalized Interest and third to any remaining Outstanding Principal Amount. Amounts deposited in the GDB Facility Escrow shall not be deemed paid until paid directly to GDB pursuant to Paragraphs 3.9(a) or 3.9(b).

                  3.11 Note. The Facility shall be evidenced by and repaid in accordance with the Note. The Note shall include on its reverse side notations evidencing (i) the amount of accrued interest capitalized and added to such principal amount pursuant to Paragraph hereof; and (ii) the amount by which the Outstanding Principal Amount has been reduced pursuant to Paragraph 3.6 or Paragraph 3.7 hereof.

                  3.12 GDB Facility Escrow. Borrowers shall execute a GDB Facility Escrow Agreement substantially in the form of Exhibit "5" attached hereto and shall cause the Partnership to deposit with the Facility Escrow Agent the amounts to be paid into the GDB Facility Escrow in accordance with Paragraphs 3.6 and 3.7 hereof. Amounts held in the GDB Facility Escrow may be invested as directed by GDB in investments in accordance with Paragraph 2.6 of the GDB Escrow Agreement, and earnings therefrom shall remain on deposit in the GDB Escrow and shall be withdrawn in accordance with the terms thereof. If the GDB Facility Escrow Agreement actually executed by the Facility Escrow Agent does not contain all of the terms and conditions of the form of GDB Facility Escrow Agreement attached hereto as Exhibit 5, then all of the terms and conditions in such Exhibit 5 shall be deemed incorporated herein by reference and made part hereof, and each of the Borrowers and GDB agrees to act, with respect to the GDB Facility Escrow, in accordance with those terms. Each of the


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

Borrowers and GDB shall instruct the Facility Escrow Agent to act, deal with the GDB Facility Escrow and make deposits thereto and withdrawals therefrom in accordance with the terms of said Exhibit 5 hereto.

         3.13 Maximum Interest Rate. Anything herein to the contrary notwithstanding, if the rate of interest required to be paid hereunder exceeds the rate lawfully chargeable, the rate of interest to be paid shall be automatically reduced to the maximum rate lawfully chargeable so that no amounts in excess thereof shall be charged, and, in the event it should be determined that any excess over such highest lawful rate has been charged or received, GDB shall promptly refund such excess to the Borrowers or the Partnership; provided, however, that, if lawful, any such excess shall be paid by the Borrowers or the Partnership to GDB as additional interest (accruing at a rate equal to the maximum legal rate minus the rate provided for hereunder) during any subsequent period when regular interest is accruing hereunder at less than the maximum legal rate.

                                    ARTICLE 4

                                    SECURITY

         4.1 The Security. As Security for the Facility and the performance and observance of the covenants, agreements and other obligations of the Borrowers under the GDB Facility Documents, the Borrowers shall deliver or shall cause the Partnership to deliver to GDB, in form and substance acceptable to GDB, the following collateral (the "Security"):

                  4.1.1 (i) guaranties from Kumagai and KGC in respect of a portion of the principal under the Facility, each in the form of Exhibit "19" hereto; (ii) a guaranty from WKA in respect of a portion of the principal under the Facility in the form of Exhibit "20" hereto; (iii)


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



the GDB Guaranty Mortgages; and (iv) a guaranty from WMS Industries in respect of a portion of the principal under the Facility in the form of Exhibit "21" hereto;

                  4.1.2 The Pledge of the GDB Guaranty Mortgage Notes, secured by the GDB Guaranty Mortgages, to secure payment of the Note;

                  4.1.3 To the extent that any of the Borrowers, the Partnership or any of their Affiliates have any interest in any such property or asset: (i) a valid lien and mortgage on any assets connected or associated with the Project that are released from the lien and mortgage of the Bank under the Bank Loan Documents; provided, however, that, without prejudice to GDB's rights under Paragraph 4.5 of the GDB Loan Agreement, any such lien and mortgage granted to GDB in respect of the Condominium Parcels or Condominium Units shall be limited to the Lien described in clause (v) below in the event that the Bank has released its lien on the Condominium Parcels pursuant to Paragraph 6 of the LC Agreement; (ii) a valid assignment, to the extent permitted by law, of (a) all Condominium Construction Documents, consulting contracts, payment and performance bonds, plans and specifications, warranties and Permits for or related to the Condominium Parcels or the Condominium Units, together with such consents by any contractors, architects, surveyors, appraisers and other entities and persons as are necessary to perfect such assignment, (B) all operating licenses, permits, accreditations, approvals and rights granted to the Condominium Parcels or the Condominium Units, or to any of the Borrowers, the Partnership or any of their Affiliates in connection with or related to the Condominium Parcels or the Condominium Units; (C) all surveys and development plans relating to the Condominium Parcels or the Condominium Units, and (D) all other contracts and contract rights, options, agreements, deposits, leases, concessions, and any and all other rights or


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
privileges of any of the Borrowers, the Partnership or any of their Affiliates, tangible or intangible, in connection with, arising from or related to the construction, development or operation of Condominium Parcels or the Condominium Units; (iii) valid and perfected personal property mortgages in all personal properties, including all vehicles, furniture, fixtures, furnishings, appliances, machinery, equipment, with all replacements, accessories, parts and tools, now owned or hereafter acquired for or at the Condominium Parcels or the Condominium Units, which are not covered by the GDB Facility Mortgages; (iv) a valid and perfected assignment of all space leases, concessions, agreements and any other agreement relating to the Condominium Parcels or the Condominium Units; and (v) a valid lien in the form of Exhibit "22" hereto (the "Condominium Lien") on proceeds from the development, financing, sale or rental, or otherwise derived from any of the assets and properties listed in clauses (i) through (iv) of this Paragraph 4.1.3, including, without limitation, Condominium Revenues;

                  4.1.4 The Proceeds Pledge Agreement, executed by each of the Partners, Williams, AMK, Hospitality, WMS El Con and HASN pledging to GDB a valid lien on and assignment of all interests of such partner in Partnership Proceeds as collateral for certain of the obligations of the Borrowers under the GDB Facility Documents and subordinating claims of such Partner against the Partnership in any obligation payable to GDB under any of the GDB Facility Documents; and a valid assignment of the GDB Facility Escrow Agreement.

         4.2 Additional Security. As additional assurance for the payment of interest (including Capitalized Interest) on the Note and the performance of certain of their obligations hereunder, Borrowers shall deliver, or cause the Partnership to deliver to GDB, in form and


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
substance   acceptable  to  GDB,  the  following   collateral  (the  "Additional
Security") in accordance with the terms hereof:

                  4.2.1 The Partnership Pledge Agreement;

                  4.2.2 The Pledge of the Partnership Mortgage Note, secured by the GDB Facility Mortgage on the Premises, to secure payment of interest on the Note;

                  4.2.3 The valid Assignment of all intangible assets connected or associated with the Project, including, but without limitation, the right in and to the name "El Conquistador";

                  4.2.4 The valid Assignment, to the extent permitted by law, of
(i) all Construction Documents, payment and performance bonds, Plans, warranties and Permits for or related to the Premises, together with such consents by any contractors, architects, surveyors, appraisers and other entities and persons as are necessary to perfect such assignments; (ii) the Surveys and (iii) all other contracts and contract rights, options, agreements, deposits, leases, concessions, and any and all other rights or privileges of the Partnership, tangible or intangible, in connection with, arising from or related to the Premises or their operation;

                  4.2.5 The valid and perfected Assignment of all space leases, concessions, agreements and any other agreement relating to the Premises;

                  4.2.6 The valid Assignment by the Partnership, as continuing collateral security, of the benefit of all the Insurance Policies or the appropriate mortgagee endorsements for such polices as may be approved by GDB;

                  4.2.7 The valid Assignment, as continuing collateral security, of the Partnership's interest in the Management Agreement;


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                  4.2.8 An  assignment  as  collateral  security,  if and to the extent permitted by law, of all rights of the Partnership under any license required for the operation of the casino (each, a "Casino License"), and any other Permit required for the operation of the Project, provided that the Partnership shall commit as a binding obligation under the Facility to use its best efforts, as necessary or required, to secure any consent of any Government Authority to effect the assignment of any Casino License or any other license or Permit to GDB or its subsequent transfer or issuance to GDB upon the occurrence of an Event of Default, all pursuant to, and if and to the extent permitted by, the Laws of Puerto Rico;

                  4.2.9 Such other Security Documents or Additional Security as Borrowers may hereafter be bound to execute and deliver or cause to be executed and delivered to GDB under the terms of this Agreement or the Partnership Pledge Agreement.

                           All  of  the  above  Additional   Security  shall  be
subordinated under the Facility Standstill Agreement to the Bank Loan Documents and shall be next in priority after the existing Liens in favor of GDB.

         4.3 Preservation of Security. The Borrowers shall take, and shall cause the Partnership to take, all action necessary to protect and preserve the Security and the Additional Security, including, without limitation, (i) the proper filing or recording of the GDB Facility Mortgages, the GDB Guaranty Mortgages, the Assignments executed or to be executed by Borrower as Security or Additional Security for the Facility, and the guaranties to be provided pursuant to Paragraph 4.1.1 hereof, the Pledge of the GDB Guaranty Mortgage Notes to be provided pursuant to Paragraph 4.1.2 hereof, the liens, mortgages and assignments to be provided pursuant to Paragraph 4.1.3 hereof and the Proceeds Pledge Agreement to be provided


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pursuant to Paragraph  4.1.4 hereof as Security or  Additional  Security for the
Facility; (ii) at GDB's request, the extension of the Lien of the GDB Facility Mortgages to cover future personal property of any of the Borrowers or the Partnership, including vehicles, equipment and machinery to be placed or used in connection with or in any way forming part of the Premises; (iii) the proper filing of the said Proceeds Pledge Agreement, GDB Facility Mortgages and GDB Guaranty Mortgages for recording in the corresponding section of the Property Registry of Puerto Rico or the Department of Transportation and Public Works of Puerto Rico, as applicable; and (iv) the execution and proper filing of such other agreements and documents that GDB may request from time to time to protect its Liens and other interests hereunder.

         4.4      Condominium Development.

                  (a) In the event that (i) a Condominium Developer has agreed to develop the Condominium Units and (ii) the Bank, pursuant to Paragraph 6 of the LC Agreement, has consented to the release of its lien on a portion of the Premises to permit such development, GDB agrees that, at the Borrowers' request, it will release the Condominium Units and the portion of the Condominium Parcels to be so developed from the Facility Mortgage on the Premises if GDB shall have approved the terms and conditions of the plan of development proposed by the Condominium Developer in accordance with subparagraph 4.4(b) hereof.

                  (b) If the Borrowers seek the release of the Lien of the Facility Mortgage on the Premises pursuant to subparagraph 4.4(a) the Borrowers shall provide to GDB, together with such request, a detailed plan setting forth
(i) the terms and conditions upon which such development shall occur, (ii) the basis upon which revenues and expenses relating to such development will be shared by the Condominium Developer, the owners of any interest in such


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Condominium  Developer,   the  Borrowers,  the  Partnership  and  any  of  their
Affiliates and (iii) such other  information  as may be reasonably  necessary to
ascertain   whether  the  development   arrangements   reflect  an  arm's-length
relationship among the Condominium Developer, the owners of any interests in the
Condominium  Developer,   the  Borrowers,  the  Partnership  and  any  of  their
Affiliates and adequately protects GDB's Lien on the Condominium Proceeds under the Condominium Lien. GDB agrees to review such requests and related information promptly, and shall notify Borrowers, within 30 days of receipt of such request, whether it approves of the terms and conditions of the plan of development, which approval shall not be unreasonably withheld. Such requests shall be deemed approved by GDB if not disapproved within such 30 day period.

                  (c)  Notwithstanding  subparagraphs  4.4(a) and 4.4(b) hereof,
(i) any consideration of any nature whatsoever, whether fixed or contingent, received, directly or indirectly, by any of the Borrowers, the Partnership or any of their Affiliates in connection with a transfer of the Condominium Parcels or any portion thereof to a Condominium Developer shall be subject to the condominium Lien and treated hereunder as Condominium Revenues and (ii) to the extent that any of the Borrowers, the partnership or any of their Affiliates has any remaining interest, whether direct or indirect, fixed or contingent, in the Condominium Parcels, the Condominium Units or the Condominium Developer after such transfer, such interest shall remain subject to the Condominium Lien; provided, however, that Condominium Revenues shall exclude, and GDB shall have no Lien on, that proportion of the revenues received by the Condominium Developer in excess of the proportionate ownership interest of any of the


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Borrowers,  the  Partnership  or any of their  Affiliates  in the  revenues  and profits of the Condominium Developer.

         4.5      Recourse and Non-Recourse Obligations.

                  (a) The obligations of the Borrowers under the GDB Facility Documents for the payment of principal (other than Capitalized Interest) and Paragraphs 7.1.12 and 7.1.16 hereof shall be with full recourse to and payable from all properties and assets of both of the Borrowers; provided, however, that the respective obligation of each Borrower with respect to repayment of principal (other than Capitalized Interest) shall be limited to the lesser of one half the Outstanding Principal Amount (other than Capitalized Interest) not yet directly paid to GDB and four million Dollars ($4,000,000).

                  (b) the obligations of the Borrowers under the GDB Facility Documents shall, with respect to interest under the Facility, including Capitalized Interest, and obligations under Paragraphs 10.4 and 10.5 hereof, be non-recourse to the Borrowers, payable solely from the assets (other than the Guaranties or the GDB Guaranty Mortgages) that secure or guaranty the Facility. Obligations of the Borrowers other than those identified in Paragraph 4.5 (a) above and this Paragraph (b) shall be non-recourse to the Borrowers.

                  (c) Notwithstanding subparagraphs (a) and (b) of this Paragraph 4.5, and subject to the provisions of the GDB Standstill Agreement with respect to the Subordinate Loan Documents (as defined therein) and subject to the provisions of the Facility Standstill Agreement with respect to the Additional Subordinate Loan Documents (as defined therein), nothing in this Agreement or any of the other GDB Facility Documents shall (i) limit, prevent, prejudice or impair GDB's Rights to (A) recover damages, expenses or costs (including, without limitation,


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



reasonable attorneys' fees and disbursements) incurred by GDB as a result of fraud by any of the Borrowers, the Partnership or any of their Affiliates against the party committing such fraud, (B) recover any condemnation or insurance proceeds paid to any of the Borrowers, the Partnership or any of their Affiliates and not paid over to GDB to the extent required by the GDB Facility Documents, (C) recover any revenues, including without limitation Aggregate Revenues, from any of the Mortgaged Properties received or accrued after the occurrence of an Event of Default, to the extent such revenues have not been applied to pay Operating Expenses, insurance premiums or charges, or Debt Service or other sums due and payable to GDB, (D) recover any tenant security deposits or tenant rental or other payments or charges collected by any of the Borrowers, the Partnership or any of their Affiliates or the agent of any of them in advance and not transferred to GDB upon foreclosure, (E) recover against any assets pledged under Paragraph 4.1.3 or 4.1.4 hereof, (F) name the Borrowers, the Partnership or any of their Affiliates as a party defendant in any action or suit for judicial foreclosures and sale under any of the GDB Facility Documents or (G) obtain the appointment of a receiver; (ii) affect the validity or the enforceability of any of the GDB Facility Documents; (iii) be deemed to be a waiver of any right which GDB may have under any Debtor Relief Laws; or (iv) be deemed to impair the validity of the Obligations.

                  (d) At any given time, GDB shall not be entitled to receive or recover from or under, as the case may be, each of (i) WKA (whether as Borrower or Guarantor), the GDB Guaranty Mortgages and the GDB Facility Guaranty executed by WMS, collectively and (ii) KGC (whether as Borrower or Guarantor) and the GDB Facility Guaranty executed by Kumagai, collectively, with respect to principal (excluding Capitalized Interest) under the Agreement or


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



the Note, an aggregate amount greater than the lesser of the Outstanding Principal Amount or $4,000,000.

                                    ARTICLE 5

                              CONDITIONS PRECEDENT

         5.1 Conditions Precedent to Making Facility Available. The obligation of GDB to make the Facility available to Borrowers is subject to the following conditions precedent, which shall be satisfied on or before the Closing Date in form and substance satisfactory to GDB:

                  (a) Title to Premises: GDB shall have received evidence satisfactory to GDB that the Partnership has acquired and continues to hold a fee simple, good, valid, recordable and insurable title to the Premises (except for the Palominos Island Property, in which the Partnership holds a leasehold estate) and that Posadas de Puerto Rico Association, Inc. and Williams hold fee simple, good, valid recordable and insurable title to the Facility-Mortgaged Properties, subject, in each case, only to Permitted Liens and Encumbrances.

                  (b) Payment of Fees and Expenses: Borrowers shall have paid GDB the Commitment Fee and shall have paid GDB for all fees and expenses reimbursable by the Borrowers up to the Closing Date.

                  (c) Collateral: Borrowers shall have delivered or shall have caused the Partnership to deliver to GDB (i) the Security Documents, (ii) the Additional Security Documents, and (iii) all other documents required under the terms of the Security Documents and the Additional Security Documents, each valid, binding and enforceable in accordance with its respective terms.


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



                  (d) Escrow Agreements: GDB shall have received (i) a valid, executed Escrow Agreement; and (ii) a valid, executed GDB Facility Escrow Agreement in accordance with Paragraph 3.12 hereof.

                  (e) Equity and Other Contributions: GDB shall have received evidence that Borrowers shall have invested or provided for the investment in the Project (i) the Borrowers' equity contribution of thirty million Dollars (U.S. $30,000,000) made in accordance with the requirements of the Existing GDB Loan Agreement; (ii) an additional equity contribution of sixteen million Dollars (U.S. $16,000,000), net of the Initial Disbursement (as defined in the LC Agreement); and (iii) a subordinated loan in the amount of eight million Dollars ($8,000,000), representing the proceeds of amounts advanced to the Borrowers hereunder, in the case of items (ii) and (iii) to be deposited with the Bank and disbursed for the payment of Project Costs subject to and in accordance with the terms and provisions of the LC Agreement.

                  (f) Financial Information: GDB shall have received the most recent audited and a current unaudited balance sheet of each of (i) the Borrowers, the Partnership and every Subsidiary of any of them and (ii) the Guarantors, certified in each case by the chief financial officer of the Borrower, the Partnership or the Subsidiary to which such balance sheet relates.

                  (g) Updated Appraisals, Surveys, Etc.: GDB shall have received such Appraisals, Surveys, Environmental Reports, and title insurance policies regarding the Mortgaged Properties, each updated or made current, in a form acceptable to GDB, as of the Closing Date, as GDB shall, in its reasonable discretion, deem necessary.

                  (h) Budget: GDB shall have received a Budget for the Project which shall be current as of the Closing Date.


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



                  (i) Special Report: GDB shall have received a Bank Consultant's Report, which shall be current as of the Closing Date hereof, satisfactory to GDB in form and content, setting forth (i) that the Plans for the stages of the Project under construction or to be commenced have been approved by it, by ARPE and all Government Authorities with jurisdiction over the Premises and the Project; (ii) that the necessary approval of the Environmental Impact Statement for the Project as currently proposed to be completed has been obtained from the Environmental Quality Control Board, as well as any necessary approvals of the site and master development plan for the Project from the Planning Board; (iii) that the Project as shown by the existing Plans will comply with applicable zoning ordinances and regulations; (iv) that all Permits necessary or appropriate for the Construction and development and operation of the Project have been obtained; (v) that all existing and proposed roads and utilities necessary for the full utilization of the Project are or will be provided pursuant to the Plans; (vi) the adequacy of the amounts set forth in the Budget for the Construction and for the activities and operations intended to be covered by Soft Costs; (vii) its approval of a soil report;
(viii) the adequacy of the funds provided under the Facility, together with the General Partners' additional $16 million equity contribution, to permit completion and operation of the Project without giving rise to a default under the payment terms of any financing agreement or other indebtedness relating to the Project and without the need for additional funding in the future; and (ix) such other reasonable matters that GDB may require.

                  (j) Insurance: GDB shall have received evidence of and certificates naming GDB as additional insured under the Insurance Policies, together with evidence of the payment


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



of the premiums therefor insuring the Project (except for such portions as are not yet in existence).

                  (k) Contractor's Insurance: GDB shall have received current certificates from the insurance carrier for the general contractor or contractors (and, if the Partnership is not adequately insured therein, from the Partnership's insurance carrier) evidencing workmen's compensation, disability and liability insurance (including contractual liability) carried during the course of construction, naming GDB as an additional insured, with liability insurance limits for death of or injury to persons, satisfactory to GDB.

                  (l) Utility Facilities: GDB shall have received appropriate certifications from the Architects evidencing that the Premises on which the Project is to be constructed will have adequate water supply, storm and sanitary sewerage facilities, electric power supply, telephone services, fire protection, means of ingress and egress to and from the Premises and public highways and other required public utilities.

                  (m) Construction Documents: GDB shall have received executed copies of all Construction Documents for the Project, as in effect as of the Closing Date, including contracts, subcontracts, and purchase orders for all fixtures and equipment to be installed as required for the operation of the Project.

                  (n) Bonds: GDB shall have received performance bonds and labor and materials payments bonds as may be required under the Construction Management Agreement or Trade Contracts, each for penal sums equal to the amount of each such contract and a Wage Payment Bond for 100% of the amount such contract, each naming GDB as co-obligee and issued by insurance companies acceptable to GDB.


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                  (o) Construction  Schedule: GDB shall have received a progress schedule or chart, showing the interval of time over which each item included within the Budget is projected to be incurred or paid (the "Construction Schedule"), which Construction schedule shall be current as of the Closing Date.

                  (p) Permits: GDB shall have received two photocopies of each Construction Permit, and any other Permits required as of the Closing Date, complete in all respects, subject to pending appeals or rights of appeal.

                  (q) Plans: GDB shall have received (i) current detailed Plans for the Project, as approved, consistent with preliminary plans, if any, satisfactory to GDB, including all changes to the date of delivery to GDB thereof, together with a certificate of the Architects containing a detailed listing of said Plans; (ii) a statement that said Plans comply fully with all applicable Legal Requirements; and (iii) a statement that said Plans are complete in all respects, containing all requisite detail such that the Improvements, when built in accordance therewith, shall be ready for occupancy.

                  (r) Taxes: GDB shall have received evidence of payment of real estate taxes on the Premises and each of the Facility-Mortgaged Properties for the last five (5) years and the current fiscal year, to the extent required to have been paid.

                  (s) Federal Taxes: GDB shall have received a certificate from the Clerk of the United States District Court for the District of Puerto Rico, evidencing that there is no tax liability owing by any of the Borrowers, the Partnership or any of their Affiliates, and that no federal tax lien against any of the Borrowers, or the Partnership or any of their Affiliates is


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



registered with the Clerk of the United States District Court for the District of Puerto Rico under the Internal Revenue Code of 1986, as amended.

                  (t) Labor Contributions: GDB shall have received a certificate from the Secretary of Labor of the Commonwealth of Puerto Rico evidencing that there is no liability for contributions owing by any of the Borrowers or the Partnership under the provisions of the Employment Security Act of 1956, as amended.

                  (u)  Trade  Contracts.   GDB  shall  have  received   evidence
satisfactory to GDB that at least seventy-five percent (75%) of the Trade Contracts shall have been executed.

                  (v) Partnership Agreement: the Partnership Agreement, as amended.

                  (w) Counsel Opinion: GDB shall have received the favorable written opinion of counsel to the Borrowers, of counsel to the Partnership and of counsel to the Guarantors, each dated the date of this Agreement, and in form and substance satisfactory to GDB and its counsel, with respect to such matters as GDB may reasonably require.

                  (x)  Intentionally Omitted.

                  (y) Interest on Existing GDB Loan. GDB shall have received evidence satisfactory to GDB (i) that funds for the payment of interest on the Existing GDB Loan will be allocated as part of a Budget Line Item for construction period interest and fees to the Bank and (ii) that there will be no reallocation out of this Budget Line Item prior to the Date of Substantial Completion.

                  (z) Bank Consent: The Bank shall have consented in writing to the terms of the GDB Facility Documents and the performance by each of the parties thereto of its obligations thereunder and shall have provided written assurances reasonably acceptable to GDB


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that GDB will be permitted to participate in the procedures for  disbursement of the entire Project funding, provided, however, that such participation by GDB in the disbursement of the Project funding shall not be construed to give GDB any right of approval or disapproval with respect to any disbursement of such funds.

                  (aa) Initial Disbursement: The Bank shall have certified that the conditions to Initial Disbursement under the LC Agreement have been satisfied or waived and shall otherwise have consented to such Initial Disbursement and to the GDB Facility Documents.

                  (bb) Certification by Bank: The Bank shall have certified that no default or event of default under the Bank Loan Documents or the AFICA Loan Agreement (other than any default or event of default that has been waived) has occurred and is continuing.

                  (cc) Facility Standstill Agreement: The Bank shall have executed the Facility Standstill Agreement attached hereto as Exhibit "23".

                  (dd) No Defaults: On the Closing Date the representations and warranties contained in Article Six of this Agreement shall be true and correct in all material respects on and as of such date; and on such date, no Event of Default specified in this Agreement, and no condition, event or act that with the filing of notice or the lapse of time, or both, would constitute such an Event of Default, shall have occurred and be continuing, or shall exist.

                  (ee) Notation on Note: GDB shall have received, in form and substance satisfactory to GDB, a notation on the reverse side of the Note, executed by a person properly authorized to execute such notation on behalf of Borrowers, in accordance with Paragraph 3.4 hereof.


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



         5.2 Payment of Bills. Borrowers agree that they shall cause the Partnership to permit the Bank's Consultant to inspect the periodic progress of the Construction of the Project, and agree that the Partnership (or an Affiliate of the Partnership designated by the Borrowers) shall be responsible for the cost thereof. In addition GDB may, at its option, from time to time, during Construction of the Project and until its completion, require, for its own information and protection, evidence from the Borrowers of the current and full payment of bills for all labor rendered and materials furnished relating to the Construction, but GDB shall not be required to ascertain that any bills are paid. The authority herein conferred upon GDB, and any action taken by GDB in making inspections of the Project, will be taken by GDB on its behalf for its own protection only (and shall not be deemed to grant to GDB any right to delay the making of any disbursement by the Bank under the Bank Loan Documents), and GDB shall not be deemed to have assumed any responsibility to the Borrowers or the Partnership with respect to any such action herein authorized or taken by GDB or with respect to proper Construction, performance of any Trade Contract, or prevention of claims for mechanic's Liens.

                                    ARTICLE 6

                         REPRESENTATIONS AND WARRANTIES

         As an inducement to GDB to provide the Facility to Borrowers, Borrowers represent and warrant to GDB that:

         6.1 Partnership Existence; Compliance with Law. The Partnership (i) is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and duly qualified to do business in and within the Commonwealth of Puerto Rico, the latter being the only jurisdiction in which the Partnership owns real property or conducts


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



business, (ii) has all necessary power and authority to own, pledge, mortgage or otherwise encumber and operate its properties, and to conduct its business as presently or heretofore conducted or proposed to be conducted; (iii) possesses (or will possess when required) all permits necessary or desirable for the conduct of its business as it exists at any time and has made or will have made, when required, all filings with, and has given or will have given, when required, any notice to, any and all Governmental Authorities requiring such notice or filing (except for such licenses, permits, consents or approvals, the absence of which, and such filings and notices which, if not made or given, would not reasonably be expected to have a Material Adverse Effect); (iv) is in compliance with the Partnership Agreement; and (v) is in material compliance with all applicable provisions of law, and as of the date hereof, except as disclosed in the Environmental Report, to the best knowledge of the Partnership, those relating to Environmental Laws where the failure to comply would have a Material Adverse Effect.

         6.2      Borrowers' Existence; Compliance with Law.

                  (a) KGC is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and duly qualified to do business in and within the Commonwealth of Puerto Rico, the latter being the only jurisdiction in which KGC owns real property or conducts business, and WKA is a general partnership duly organized, validly existing and in good standing under the laws of the State of New York and duly qualified to do business in and within the Commonwealth of Puerto Rico, the latter being the only jurisdiction in which WKA owns real property or conducts business.


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



                  (b) Each of KGC and WKA has all necessary power and authority to pledge, mortgage or otherwise encumber and operate its properties, and to conduct its business as presently or heretofore conducted or proposed to be conducted.

                  (c) Each of KGC and WKA possesses (or will possess when required) all licenses, permits, consents or approvals necessary or desirable for the conduct of its business as it exists at any time and has made or will have made, when required, all filings with, and has given or will have given, when required, any notice to, any and all Government Authorities requiring such notice or filing (except for such licenses, permits, consents or approvals, the absence of which, and such filings and notices which, if not made or given, would not reasonably be expected to have a Material Adverse Effect).

                  (d) Each of KGC and WKA is in compliance with the Partnership Agreement.

                  (e) Each of KGC and WKA is, as of the date hereof, in material compliance with all applicable provisions of law, including, without limitation, Environmental Laws, except as disclosed in the Environmental Report and approval by GDB.

         6.3 Executive Offices. The location of the chief executive offices of the Borrowers and the Partnership is at the respective address for each, as shown in Paragraph 10.14 hereof. The Borrowers will give GDB prior written notice of any relocation of such offices.

         6.4 Subsidiaries. There exist no Subsidiaries of any of the Borrowers (other than the Partnership) or the Partnership.

         6.5 Partnership Power; Authorization; Enforceable Obligations. With respect to the assets encumbered by the Security and the Additional Security,
(i) WKA or an Affiliate of WKS


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that has  executed  a GDB  Guaranty  Mortgage  is the sole  owner of each of the
Facility-Mortgaged Properties, as more fully provided in the guaranty executed by WKA in accordance with Paragraph 4.1.1 hereof; (ii) the Borrowers have the right to receive and, as of the date hereof, are the sole owners of the Partnership Proceeds (iii) as of the date hereof, the Partnership is, and
hereafter,   except  as  provided  in  Paragraphs  4.1.3  and  4.4  hereof,  the
Partnership will be, the sole owner of all of the other assets encumbered by the Security and the Additional Security, in each case free from any adverse lien, security interest or adverse claim of any kind whatsoever, except the Permitted Liens and Encumbrances, and each of the Borrowers and the Partnership has the corporate or partnership power and authority to enter into and perform its obligations under this Agreement, all other Operative Documents (other than the GDB Loan Agreement, as to which the provisions thereof shall apply) and the Construction Documents to which it is a party; each of the Operative Documents (other than the GDB Loan Agreement, as to which the provisions thereof shall apply) and the Construction Documents to which any of the Borrowers or the Partnership is a party has been or will be when entered into, duly executed and delivered on behalf of each of the Borrowers or the Partnership, as the case may be, and authorized by all necessary corporate or partnership action, as the case may be, of Borrowers or the Partnership; and the Operative Documents (other than the GDB Loan Agreement, as to which the provisions thereof shall apply) and the Construction Documents to which the Borrowers or the Partnership is a party are, or will be when executed or issued, legal, valid, binding and enforceable obligations of the Borrowers or the Partnership, as the case may be, enforceable in accordance with their respective terms.


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         6.6  Financial  Statements.  Each of the  financial  statements  of the
Borrowers and the Partnership previously delivered to GDB fairly presents the financial position of the Person to which such financial statement relates as of the date thereof and the results of operations and changes in financial position of the Person to which it relates as of the period then ended, all in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent with the most recent financial statements delivered to GDB.

         6.7 No Litigation. No action, suit, claims, proceeding, inquiry or investigation, at law, in equity or otherwise is now pending or, to the best knowledge of Borrowers after due inquiry, threatened, against or affecting any of the Borrowers, the Partnership or the Project or any portion thereof, before any court, board, commission, agency or instrumentality of the United States or Puerto Rico or before any arbitrator or panel of arbitrators, which, if determined adversely, would result in the payment by the Borrowers or the Partnership of an amount equal to or greater than one hundred thousand Dollars ($100,000) or would otherwise have a Material Adverse Effect. None of the matters set forth therein questions the validity of any of the Operative Documents (other than the GDB Loan Agreement, as to which the provisions thereof shall apply) or any action taken or to be taken pursuant thereto, or could reasonably be expected to have either individually or in the aggregate a Material Adverse Effect.

         6.8 No Defaults. None of the Borrowers or the Partnership is in default under, nor are there any violations or notices or other records of violation of, any law or any regulation, order, writ, injunction or decree of any court or governmental body, agency or other instrumentality applicable to the Borrowers or the Partnership (including, without limitation, any zoning, health, safety, building, environmental or other statute, ordinance or restriction affecting


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all or any part of the Project or any use or condition thereof),  and no default has occurred and is continuing under any Indebtedness or any indenture or other agreement or instrument evidencing outstanding Indebtedness of the Borrowers or the Partnership (other than Indebtedness under the GDB Loan Agreement), or any other contract, agreement or instrument to which any of the Borrowers or the Partnership is a party or by which any of them or their respective properties are bound, and no event has occurred which with the giving of notice or the passage of time or both would constitute such a default (other than the Partnership's failure to comply with the "Loan Balance" provision of Paragraph 9(k) of the LC Agreement and certain other agreements to which the Partnership is a party, which default will be cured by the transactions contemplated by this Agreement), and no such default or event will occur upon the making of any disbursement hereunder.

         6.9 Consents. No consent or approval of, or notice to, any creditor of any of the Borrowers or the Partnership, other than the consents required by Paragraph 5.1 hereof, is required for the execution or delivery of, or the performance of the obligations of the Borrowers under, any of the GDB Facility Documents or the consummation of the transactions contemplated thereby; and such execution, delivery, performance and consummation will not result in any breach or violation of, or constitute a default under, the organic documents of any of the Borrowers or the Partnership or any judgment, order, statute, rule or regulation applicable to any of the Borrowers or the Partnership or to any of their respective properties, or result in or require the imposition of any Lien upon or with respect to any of the properties now owned or hereafter acquired by any of the Borrowers or the Partnership (other than the Liens granted


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to GDB on the Security or the Additional  Security under the Security  Documents or the Additional Security Documents and the liens granted to the Bank under the LC Agreement).

         6.10 Investment Company Act. None of the Borrowers or the Partnership is an "investment company" or an "affiliated person" of, or a "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended. The funding of the Facility by GDB, the application of the proceeds and repayment thereof by the Borrowers and the consummation of the transactions contemplated by this Agreement and the other GDB Facility Documents will not result in the violation by any of the Borrowers or the Partnership of any provision of such act or any rule, regulation or order applicable to any of the Borrowers or the Partnership issued by a court of competent jurisdiction in the application of such act.

         6.11 Margin Regulations. None of the Borrowers or the Partnership owns any "margin security", as that term is defined in Regulations G and U of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), and the proceeds of the Facility will be used only for the purposes contemplated hereunder. The Facility will not be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which would cause any of the advances under this Agreement to be considered a "purpose credit" within the meaning of Regulations G, T, U or X of the Federal Reserve Board. None of the Borrowers or the Partnership will take, or permit any agent acting on behalf of any of them to take, any action that might cause this Agreement or any document or instrument delivered pursuant hereto to violate any regulation of the Federal


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Reserve Board. The making of advances under this Agreement will not constitute a violation of such Regulations G, T, U or X.

         6.12 Taxes. Each of the Borrowers and the Partnership has filed or has obtained currently valid extensions for filing all federal, state, Commonwealth and foreign tax returns, reports and statements required by law to be filed by any of the Borrowers or the Partnership and has paid all Charges and other impositions due and payable, other than those presently payable without fine, penalty, interest or late charge.

         6.13 Use of Facility Proceeds. The advances to be made by GDB to the Borrowers hereunder shall be applied only for the purposes set forth in Article Three hereof.

         6.14 Compliance with ERISA. Each Employees' Plan, if any, is in substantial compliance with ERISA; all contributions required to be made to any Employees' Plan by its terms, the Internal Revenue Code of 1986, as amended from time to time (the "Code") or ERISA (including any quarterly installments required under Section 412(m) of the Code) have been made by the applicable due date; no Employees' Plan is insolvent or in reorganization; no Employees' Plan has an accumulated or waived funding deficiency within the meaning of Section 412 of the Code; neither any of the Borrowers or the Partnership nor any Subsidiary nor an ERISA Affiliate has incurred any material liability (including any material contingent liability) to or on account of a Plan pursuant to
Section 4062, 4063, 4064, 4201 or 4204 of ERISA; no proceedings have been instituted to terminate any Employees' Plan, and no condition exists which represents a material risk to any of the Borrowers or the Partnership or any Subsidiary of incurring a liability to or on account of an Employees' Plan pursuant to any of the foregoing Sections of ERISA.


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         6.15     Environmental Matters.

                  (a) Except as set forth below, all facilities owned, leased, used or operated by the Partnership have been and continue to be owned, leased, used or operated in compliance in all material respects with all applicable Environmental Laws. None of the Borrowers or the Partnership makes any representations as to the ownership, lease, use or operation of the Premises prior to the Partnership's acquisition of the Premises.

                  (b) The Environmental Report, together with all previous reports submitted to GDB by the Partnership identifies, with respect to the Premises, to the best knowledge of the Borrowers or the Partnership, (i) all environmental audits, assessments or occupational health studies undertaken by or at the direction of, governmental agencies within the past twenty-four (24) months; (ii) the results of the most recent analysis of water (including groundwater analyses), soil, air or asbestos samples that indicates contamination or non-compliance with any applicable Environmental law; (iii) the most recent inspection by any environmental protection agency relating to issues of contamination or non-compliance with any applicable Environmental Law; (iv) any claim or complaint concerning environmental matters; and (v) all Permits issued to the Partnership under any Environmental Laws.

         6.16 Condemnation. At the Closing Date, other than condemnation proceedings related to the acquisition of the Premises by the Partnership and the proceedings to widen the road in front of the main entrance to the Premises, to the best knowledge of any of the Borrowers or the Partnership, no Governmental Authority, quasi-governmental authority, or public or private Person has taken, commenced or threatened to take or commence any action, with respect to any portion of any of the Mortgaged Properties, that would result in
(i) the condemnation or other


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similar taking of any portion of the Mortgaged Properties, (ii) the condemnation or relocation of any roadways abutting any of the Mortgaged properties, (iii) a denial of access to any of the Mortgaged Properties from any point of access to any such Mortgaged Property or (iv) any withdrawal, challenge, denial or revocation of any permit, license, use agreement or other operating agreement or application relating to the business operations of any of the Borrowers or the Partnership, including, without limitation, the Project.

         6.17 Labor Matters. As of the Closing Date, (i) none of the Borrowers or the Partnership is a party to any labor dispute; (ii) there are no strikes or walkouts relating to any aspect of the business or operations of any of the Borrowers or the Partnership; and (iii) there are no collective bargaining agreements with any of the Borrowers, the Partnership or any Subsidiary.

         6.18 Other Ventures. As of the Closing Date, the Partnership is not engaged in any joint venture or partnership with any other Person, and neither of the Borrowers is engaged in any joint venture or partnership, except for the Partnership, with any other Person.

         6.19 No Contract Cancellations. To Borrowers' knowledge, as of the Closing Date, there exists no actual or threatened termination, cancellation or limitation of, or any modification or change in, the Rights of the Partnership under the Construction Management Agreement, the Management Agreement or the Architects' Agreements. All such Agreements, and the Trade Contracts and Construction Documents to be delivered pursuant to Paragraph 5.1 hereof, remain valid and in full force and effect.

         6.20 Liens. The Liens granted to GDB pursuant to the Security Documents and the Additional Security Documents will be, when filed, subject only, in the case of documents that


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require such  recording,  to  recording  (which will be effected in due course), fully perfected Liens in and to the Security and the Additional Security described therein, subject only, where applicable, to Permitted Liens and Encumbrances.

         6.21 Sufficiency of Funds. As of the Closing Date, the Facility, together with Borrowers' own funds and those to be borrowed under the Bank Loan Documents, are sufficient for all purposes to complete the Project and, thereafter, taking into consideration the Completion Guaranty, will remain sufficient for all purposes to complete the Project. The Completion Guaranty is and shall remain legal, valid, binding and enforceable in accordance with its terms and, in the case of the Completion Guaranty of Kumagai International USA Corporation, is currently in effect with respect to each of the Trade Contracts delivered to GDB on or prior to the Closing Date.

         6.22 Title to Property. The Partnership has, and at all times will have, good and insurable title in fee simple to the Premises, except as otherwise provided in Paragraph 4.1.3 and 4.4 hereof with respect to the Condominium Parcels and the Condominium Units, subject to no liens, charges, or encumbrances other than Permitted Liens and Encumbrances and those Liens and encumbrances listed in the Title Policy.

         6.23 Possession of Premises. As of the Closing Date, to the best of Borrowers' knowledge, there are no squatters on the Premises; and, except as otherwise provided In Paragraphs 4.1.3 and 4.4 hereof with respect to the Condominium Parcels and the Condominium Units, the Partnership is and will be at all times until the Maturity Date in complete and exclusive possession of the Premises.


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         6.24 Utilities and Streets. There is vehicular and pedestrian access to and from the Premises via publicly dedicated roads, streets and highways, and all utility services, including water, sanitary and storm sewers, electric power and telephone service are or will be provided to the Premises or are located in abutting streets and roads, and are or will be adequate to serve the Improvements constructed and those proposed to be constructed thereon.

         6.25 General. Neither the GDB Facility Documents nor any other agreement, document, certificate or statement furnished to GDB by or on behalf of the Borrowers or any Person in connection with the transactions contemplated hereby, taken individually or collectively and in the context made and to whom made, at the time when made or delivered, contains any untrue statement of material fact or omits to state a material fact necessary in order to make statements contained herein or therein, in light of the circumstances, not misleading. To the knowledge of Borrowers, there are no significant material facts or conditions relating to the making of the Facility, any of the Security or the Additional Security or the financial condition and business of any of the Borrowers or the Partnership which, collectively or individually, could cause a Material Adverse Effect, and which have not been fully disclosed, in writing, to GDB. All writings heretofore or hereafter delivered to GDB by or on behalf of the borrowers or the Partnership by any Person, are and will be genuine and in all respects what they purport to be.

         6.26 Plans; Construction. The Plans are, as of the Closing Date, satisfactory to the Borrowers and the Partnership and have been approved, to the extent required by applicable law, ordinance or regulation or any effective restrictive covenant, by all Government Authorities and the beneficiaries of any such covenant, respectively. All Construction, if any, heretofore


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performed in connection  with the  Improvements  has been  performed  within the perimeter of the Premises or within the area of an easement benefitting the Premises and with respect to which such Construction is permitted, and in accordance with the Plans and all Legal Requirements, and such Construction has been fully paid for, or payment is not yet due, or payment is being disputed in good faith; provided, however, that any such disputes have been fully disclosed to GDB and such failure to pay would not have a Material Adverse Effect in the Partnership's ownership rights in the Project. There are no structural defects in the Improvements (to the extent currently constructed), no violation of any Legal Requirement exists with respect thereto, and the anticipated use thereof complies with all restrictive covenants affecting the Project and all Legal Requirements, including all applicable zoning and environmental protection ordinances and regulations.

         6.27 Intentionally Omitted.

         6.28 No Liens. Except for the Operative Documents, the Construction Documents, the Project Documents and the Permitted Liens and Encumbrances, neither the Borrowers nor the Partnership has made or entered into any contract or arrangement of any kind, the performance of which by the other party thereto would give rise to a Lien against all or any portion of the Collateral.

         6.29 Compliance with Building Codes, Zoning Laws, Etc. The current zoning law and declarations covering the Project permit the Construction to be completed and, upon completion of Construction, the Improvements to be used as contemplated by this Agreement. The Project and, upon completion of
Construction, the Improvements and the proposed use thereof will be in all respects in compliance with all Permits and all Legal Requirements.


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         6.30 Budget.  The Budget  contains  all costs and  expenses  reasonably anticipated to be incurred in connection with the Construction, equipping and leasing of the Improvements.

         6.31 Security Documents and Additional Security Documents. (a) The provisions of each Security Document and Additional Security Document are effective to create a legal, valid, binding and enforceable Lien on or security interest in all of the Collateral described therein, subject to the proper filing thereof; and (b) when the appropriate recordings and filings have been effected in public offices, each of the Security Documents and the Additional Security Documents will constitute a perfected Lien on and security interest in all right, title, estate and interest in the Collateral described therein, prior and superior to all other Liens, except as permitted under the Operative Documents.

         6.32 Commissions. No broker's or finder's fee or commission will be payable by the Borrowers, the Partnership or any of their Affiliates with respect to the transactions contemplated hereby, and the Borrowers shall hold GDB harmless from any claim, demand or other liability for any broker's or finder's fees or commissions alleged to have been incurred by the Borrowers, the Partnership or any of their Affiliates in connection herewith.

         6.33 Survival of Representations and Warranties: All representations and warranties made herein by Borrowers or in any of the other Loan Documents, or in any other certificate, document or instrument delivered pursuant thereto, shall survive the Closing and the transactions effected hereunder or thereunder.

         It is herein acknowledged and agreed by the Borrowers that the above warranties and representations are of the essence to the granting of the Facility to Borrowers and to this Agreement.


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                                    ARTICLE 7

                              AFFIRMATIVE COVENANTS

         7.1 So long as Borrowers or the Partnership shall be indebted to GDB hereunder or otherwise, each of the Borrowers agrees that it will, and will cause the Partnership to:

                  7.1.1. Application of Loan Proceeds. Apply the proceeds of the Loans advanced hereunder as set forth in Article Three hereof.

                  7.1.2 Books and Records. Maintain proper books of record and account in accordance with sound accounting practice in which full, true and correct entries shall be made of its dealings and business affairs, and cause such books to be audited at the end of each fiscal year by independent certified public accountants satisfactory to GDB. The firm of Ernst & Young is acceptable to GDB.

                  7.1.3 Financial Information.

                  (a) Furnish to GDB within fifty (50) days after the close of each of the first three quarters of its fiscal year, unaudited quarterly financial statements,including but not limited to balance sheets, income statements and statements of changes in financial position; a certificate, executed on its behalf by an officer with authority to execute such certificate, certifying that no default has occurred under this Agreement,and that no fact or circumstances exists which, with the lapse of time or the giving of notice or both, would result in an Event of Default hereunder; and, if in its opinion such Event of Default has occurred, or there is in existence such condition, event or act, as statement specifying the nature thereof.

                  (b) Furnish to GDB within one hundred twenty-five (125) days after the end of each fiscal year, financial statements, including but not limited to, balance sheets and


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statements of income,  and statements of changes in financial  position for such
Fiscal  Year,   accompanied  by  the  report  of  independent  certified  public accountants satisfactory to GDB. The firm of Ernst & Young is acceptable to GDB.
Each  such  report  of  independent   certified  public   accountants  shall  be
accompanied by a written statement from the chief financial officer of the Person to which such report refers, certifying that, during the Fiscal Year covered by the financial statements, there has not occurred or there is not in existence any Default or Event of Default.

                  7.1.4 Construction and Development of the Project. (a) Pursue the Construction of the Improvements with diligence and continuity in order that said Construction be completed in accordance with the Plans by the Completion
Date and (b) keep the Premises free and clear at all times of claims or attachments for material supplied and for labor or services performed in connection with the Construction, except Permitted Liens or Encumbrances.

                  7.1.5 Effectiveness of Permits: Approvals. Keep in full force and effect every Permit necessary or appropriate for the ownership, development and operation of the Premises and the Project, if failure to do so would result in a Material Adverse Effect.

                  7.1.6 Access by GDB. Permit all officers, qualified employees and other representatives of GDB designated by it to visit and inspect the Mortgaged Properties and examine the books and discuss the affairs, finances and accounts of the Partnership with the officers and auditors thereof, all at such reasonable times and as often as GDB may reasonably request.


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                  7.1.7  Maintain  Rights;  Franchises.  Maintain,  preserve and renew all rights, powers, privileges and franchises necessary or desirable for the conduct of its business and operation of the Premises, the Project and the Facility-Mortgaged Properties.

                  7.1.8 Filing of Tax Returns. Timely file any and all tax returns and the like and pay and discharge all lawful Taxes, assessments, impositions, and governmental fees charged upon or against any of the Borrowers or the Partnership and any of their respective properties, real or personal. It will likewise pay and discharge all social security taxes, unemployment insurance, State Insurance Fund assessments and the like imposed upon itself, its income and profits or its assets and its payrolls. The Borrowers and the Partnership shall have the right to contest such Taxes in the manner and as provided in Paragraph 7.4 hereof.

                  7.1.9 Estoppel Certificates. Deliver to GDB, at any time or times, but in no event more than twice in any calendar year, within fifteen (15) days after written demand by GDB therefor, a certificate, duly executed and in form satisfactory to GDB, stating and acknowledging the then Outstanding
Principal Amount and that there are no defenses, offsets or counterclaims hereunder.

                  7.1.10  Insurance.

                             (a) Prior to the Date of Substantial Completion, at
its sole costs and expense, keep the then-existing structures related to the Premises, insured for the benefit of GDB against loss and damage by Fire, Lightning, Collapse, Earthmovement, Flood, Tsunami, Boiler and Machinery, and such other standard Extended Coverage perils as are customarily included under standard "All Risk" policies for other property and buildings similar in nature, use, location, height and type of construction to the Premises. The amount of such Insurance Policy


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shall  be  not  less  than  the  full  Replacement  Cost  of the  then  existing structures, with the Agreed Amount and Replacement Cost Endorsements attached, waiving all co-insurance provisions and eliminating the Vacancy and Unoccupied Clause. In addition, prior to the Date of Substantial Completion, the Project shall be covered under an "All Risk" Builder's Risk/Contract Works Policy for the 100% Completed Value (replacement cost) of any contracts on a Non-Reporting Form, subject to the same coverages as are required on the presently existing structures, along with extensions of coverage for "Permission to Complete and Occupy," Off-site Storage including Inland and Ocean Transit, "Hot and Cold" Testing, Increased Cost of Construction and Contingent Liability from Building Laws.

                             (b)  On  and   after   the   Date  of   Substantial
Completion, at the sole cost and expense of the Partnership, secure insurance for the benefit of GDB covering the Premises against loss or damage by fire and such risks as are customarily included in Extended Coverage, and from such other hazards including, without limitation, Flood, Earthmovement and Coastal Windstorm, as may be covered by the "All Risk" insurance covering other property and buildings similar in nature, use, location, height and type of construction to the Premises, in an amount not less than the greater of (A) full insurable value, or (B) an amount sufficient to prevent the Partnership from becoming a co-insurer within the terms of the applicable policies. Said Insurance Policy shall include endorsements for Demolition, Contingent Liability and Increased Cost of Construction. The term "full insurable value" as used in this Paragraph
7.1.10 shall mean the cost of actual replacement, without deduction for depreciation, less the cost of excavations, foundations and footings below the lowest basement floor or, if there be no basement, below the level of the ground determined as of the Date of Substantial Completion


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and as further  determined  on the date of each renewal or  replacement  of such
Insurance Policy, as hereinafter set forth. Full insurable value shall be determined by an appraisal made at least once every three (3) years, by an appraiser, appraisal company or insurance company selected by the Borrowers or the Partnership, as the case may be, and approved by GDB in its sole discretion, and such determination of full insurable value shall be binding and conclusive upon the parties hereto. If any Insurance Policy covering Flood or Earthmovement
shall  contain  annual  aggregate   limits,   such  aggregate  limits  shall  be
replenished upon the occurrence of a substantial loss, as determined by GDB in its sole discretion. The Insurance Policies described above shall provide for deductions of not more than $10,000 per occurrence for all perils except Flood, Earthquake and Windstorm, for which deductions of not more than $25,000 per occurrence may be made.

                             (c) Maintain or cause to be maintained, at the sole
cost and expense of the Partnership, for the benefit of GDB, (i) prior to the Date of Substantial Completion, Soft Costs/Additional Expense Incurred, Loss of Gross Earnings or Loss of Rental Income on an Actual Loss Sustained Basis for an amount not less than $24,000,000, with an "Extended Period of Indemnity" Endorsement attached; (ii) upon and after the Date of Substantial Completion, coverage for Loss of Gross Earnings or Loss of Rental Income, Business Interruption and Additional Expense Incurred Insurance on an Actual Loss Sustained Basis (if available) in an amount equal to the greater of (A) an estimate reasonably satisfactory to GDB of the succeeding year's Gross Revenues (as defined in the LC Agreement), or (B) $24,000,0000 with the Extended Period of Indemnity Endorsement attached; (iii) upon and after the installation of any boilers or machinery at the Project, Boiler and Machinery Coverage for Rent Loss (including,


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



without limitation, loss from both retail space and nightly room rentals), with an "Extended Period of Indemnity" and Improvements Loss in such amounts as are customarily carried by persons operating property and buildings similar in nature, use, location, height and type of construction to the Premises.

                             (d) Maintain or cause to be maintained, at the sole
cost and expense of the Partnership, at all times (i) General Public Liability Insurance, including, without limitation, the Broad Form Comprehensive General Liability Endorsement, with the respective Primary Coverages as follows:


                           General Aggregate                           $1,000,000 Per Location
                           Products/Completed Operations               $1,000,000*
                           *(two-year Completed Operation
                             Extension)
                           Personal & Advertising Injury               $1,000,000
                           Each Occurrence (Bodily Injury
                             and Property Damage)                      $1,000,000
                           Fire Damage Legal                           $   50,000
                           Medical Expense                             $   10,000
                           Stop Gap Liability                          $1,000,000


(ii) Umbrella Liability Coverage in an amount of not less than $40,000,000 per occurrence and in the aggregate prior to the Date of Substantial Completion and, thereafter, in an amount of not less than $50,000,000 per occurrence and in the aggregate or such greater amount as GDB shall reasonably require; (iii) Worker's Compensation and Non-Occupational Disability Insurance as respect a Monopolistic State as required by applicable laws and regulations of the Commonwealth of Puerto Rico; (iv) Marina Operator's Legal Liability, Protection and Indemnity and Marina General Liability; (v) insurance covering pilings, piers, wharves and docks, and environmental impairment coverage (if available) with respect to the marina operation; and (vi) such other types and amounts of insurance with respect to the Mortgage Properties and the


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



operation thereof as are customarily maintained in the case of other property and buildings similar in nature, use, location, height and type of construction to the Mortgaged Properties, as may from time to time be required by GDB, including, without limitation, Automobile Liability Insurance in amounts reasonably required by GDB from time to time.

                             (e) The Borrowers  shall cause the  Partnership  to
ensure that (i) all Insurance Policies are issued by an insurer admitted and licensed to do business in the Commonwealth of Puerto Rico with an A.M. Best Rating of AX or better (or such equivalent rating as is acceptable to GDB) and shall be otherwise satisfactory to GDB in form and content; (ii) the Property and Business Interruption Insurance Policies contain the Standard Mortgagee Non-Contribution Clause Endorsement or its equivalent endorsement satisfactory to GDB, naming GDB as First Mortgagee and providing GDB (except in the case of General Liability) and other Liability and Worker's Compensation) as the Person to whom all payments made by such insurance company shall be paid and with whom all claims shall be adjusted, except as otherwise provided in Paragraph hereof;
(iii) all Liability Insurance Policies name GDB as additional insured according to its respective interest.

                             (f) Except with GDB's prior  written  consent,  (i)
not carry separate or additional insurance coverage concurrent in form or contributing in the event of loss with that required by this Agreement or the LC Agreement; and (ii) except as provided herein, not name any Person as named insured or loss payee under any Insurance Policy.

                             (g) The Borrowers  shall cause the  Partnership  to
pay the premiums for the Insurance Policies as such premiums become due and payable.


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                             (h) Deliver  original  binders and certified copies
of the Insurance Policies to GDB as further security for the Borrowers' performance of the terms and conditions contained herein, provided that GDB shall not be deemed by reason of the custody of such Insurance Policies to have knowledge of the contents thereof.

                             (i) Deliver to GDB, within 10 days of GDB's request
to do so, a certificate of insurance issued by the Partnership's insurance agent/broker setting forth the particulars as to all such Insurance Policies, that all premiums due thereon have been paid and that the same are in full force and effect.

                             (j) Not later than 30 days prior to the  expiration
date of each of the Insurance Policies, deliver to GDB original binders and certified copies of a renewal policy or polices marked "premium paid" or accompanied by other evidence of payment of premium satisfactory to GDB.

                             (k)  Ensure  that each  Insurance  Policy  required
hereunder contains a provision whereby the insurer (i) agrees that such policy shall not be canceled or modified, and shall not fail to be renewed, without at least 60 days' prior written notice to GDB, (ii) waives any right to claim any premiums and commissions against GDB and (iii) provides that GDB is permitted to make payments to effect the confirmation of such Insurance Policy upon notice of cancellation due to nonpayment of premiums.

                             (l) Ensure that, in the event any Insurance  Policy
(except for general public and other liability, boiler and machinery explosion liability and worker's compensation insurance) shall contain breach of warranty provisions, such Insurance Policy provides that, with respect to the interests of GDB, such Insurance Policy shall not be invalidated by and shall


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



insure GDB regardless of (A) any act, failure to act or negligence of or violation of warranties, declarations or conditions contained in such Insurance Policy by any named insured, (B) the occupancy or use of any of the Mortgage Properties for purposes more hazardous than permitted by the terms thereof, (C) any foreclosure or other action or proceeding taken by the GDB pursuant to any provision of this Agreement, or any of the GDB Facility Mortgages or GDB Guaranty Mortgages or (D) any change in title to or ownership of all or any of the Mortgaged Properties.

                             (m)  Any  insurance  maintained  pursuant  to  this
Paragraph 7.1.10 may be evidenced by blanket Insurance Policies covering the Premises and other properties or assets of the Partnership provided that any such policy shall specify the portion, if less than all, of the total coverage of such Policy that is allocated to the Premises and shall in other respects comply with the requirements of this Paragraph 7.1.10. GDB, in its sole discretion, shall determine whether such blanket Insurance Policies provide sufficient insurance coverage.

                             (n)   Notwithstanding   anything  to  the  contrary
contained herein, if at any time GDB is not in receipt of written evidence that all insurance required hereunder is maintained in full force and effect, GDB shall have the right, upon notice to the Borrowers, to take such action as GDB may deem necessary to protect its interests in the Premises, including, without limitation, the obtaining of such insurance coverage as GDB deems appropriate, and all expenses incurred by GDB in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by the Partnership promptly after demand.

                             (o) In the  event  of a  foreclosure  of any of the
Facility Mortgage on the Premises, the purchaser of the Premises will succeed to all of the rights of any of the Borrowers


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



and the Partnership, including the rights to all unearned premiums paid, with respect to the Insurance Policies, to the extent assignable.

                  7.1.12     Environmental Matters.

                             (a) Upon  reaching  Substantial  Completion  of the
Project, keep and preserve the Premises in good repair, working order and condition as of the date thereof, normal wear and tear excepted, and from time to time make or cause to be made all necessary and proper repairs, replacements and renewals.

                             (b) Keep the Facility-Mortgaged Properties free and
clear at all times of claims or attachments of any kind, except Permitted Liens or Encumbrances.

                             (c) Not  commit,  nor  permit  any other  Person or
event (whether by act of God or otherwise) to commit, waste or damage upon any of the Mortgaged Properties, including without limitation, the Premises, other than such damages as are covered under the Casualty provisions of this Agreement, without promptly restoring such Mortgaged Property to an equivalent or better condition than that prevailing prior to such occurrence. In the event of any material loss or damage to any portion of the any Mortgaged property due to fire, floods, wind, or other natural causes, whether alone or in combination, including hurricanes and the effects thereof, GDB shall have the right (with the Bank's approval, so long as the LC Agreement shall remain in effect), at its sole discretion, to call for an Appraisal of such Mortgaged Property.

                             (d)  Keep  the  Mortgaged   Properties   free  from
squatters.


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



                  7.1.11     Preservation of the Properties.

                             (a) In connection  with the ownership and operation
of the Premises and the Facility-Mortgaged Properties, (i) comply strictly and in all respects with all applicable Environmental Laws, and (ii) forward promptly to GDB a copy of any order, notice, permit, application, or any other communication or report in connection with any release of any Hazardous Material or any other matter relating to Environmental Laws as they may affect the Premises, the Project or any Facility-Mortgaged Property.

                             (b)  Pursuant  to  the  terms  set  forth   herein,
indemnify GDB and hold GDB harmless from and against any loss, liability, damage or expense, including attorneys' fees, suffered or incurred by GDB, whether as mortgagee pursuant to any Mortgage, as Mortgagee in possession, or as successor in interest to the Partnership as owner or lessee of any of the Mortgaged Properties by virtue of foreclosure or acceptance of deed in lieu of foreclosure
(i) under or on account of the Environmental Laws, including the assertion of any Lien thereunder; (ii) with respect to any release of any Hazardous Material affecting any of the Mortgaged Properties, whether or not the same originates or emanates from such Mortgaged Property or any contiguous real estate, including any loss of value of such Mortgaged Property as a result of a release of any Hazardous Material; and (iii) with respect to any other environmental matter affecting such Mortgaged Property within the jurisdiction of any official administering the Environmental Laws.

                             (c) The obligations of Borrowers or the Partnership
under this Article 7.1.12 shall not extend or apply to (i) any condition or state of facts existing in respect of the


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



Premises or the Improvements on the date the partnership acquired title to the Fajardo Property from the Puerto Rico Lands Administration or (ii) any condition caused by or resulting from actions taken by or on behalf of the GDB or any failure by the GDB to take any action it might have a duty to take in the event it takes possession or control of any Mortgaged Property. The Borrowers shall, and shall cause the Partnership to, make available to GDB to the fullest extent permitted by law any and all rights available to the Borrowers or the Partnership against the Puerto Rico Lands Administration with respect to any liability under any Environmental Law, any release of any Hazardous Material affecting any of the Mortgaged Properties or with respect to any other environmental matter affecting any of the Mortgaged Properties, and the Borrowers hereby consent to assign, and to cause the Partnership to assign such rights to GDB and to authorize GDB to enforce such rights directly against the Puerto Rico Lands Administration to the same extent as if any of the Borrowers or the Partnership enforced such rights.

                  The procedure for Borrowers and the Partnership to provide the foregoing indemnifications shall be covered by the procedures set forth in
Article 10.3 hereof.

                  7.1.13 Notices. Promptly give written notice to GDB in the manner provided in Article 10.14 hereof of (i) the occurrence of any Default or Event of Default; (ii) any legal, judicial or regulatory proceedings affecting any of the Borrowers or the Partnership or any of their respective properties or assets, in which the amount involved is material and could have a Material Adverse Effect; (iii) any dispute between any of the Borrowers or the Partnership and any Governmental Authority or other Person that will have a Material Adverse Effect; (iv) substantial damage, loss or impairment in value, to any part of the Security (except the Facility- Mortgaged Properties), the Additional Security or the Premises, specifying the nature and extent


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
of damage, loss, or impairment in value, and whether such damage, loss, or impairment in value is being repaired in due course, or the total loss or destruction of any material part of the Security, the Additional Security or the Premises; (v) to the extent the Borrowers or the Partnership have knowledge thereof, substantial damage, loss or impairment in value to any part of the Facility-Mortgaged Properties, specifying the nature and extent of damage, loss or impairment in value, and whether such damage, loss or impairment in value is being repaired in due course, or the total loss or destruction of any material part of the Facility-Mortgaged Properties; (vi) any other action, event or condition of any nature of which any of the Borrowers or the Partnership has knowledge that would result in any Material Adverse Effect; and (vii) the voluntary or involuntary bankruptcy of, or any assignment for the benefit of creditors or the seeking of any relief under any Debtor Relief Law by, any of the Borrowers or the Partnership.

                  7.1.14 Certification of Substantial Completion. Upon reaching Substantial Completion of the Project, submit to GDB a certification from the Architects to that effect, and a certification of the Project Costs incurred up to the date of Substantial Completion, signed by the chief financial officer of the Partnership, together with the financial statements for the fiscal year during which Substantial Completion is reached.

                  7.1.15     Approval of the Project.

                             (a) On or  prior  to the  date of  this  Agreement,
obtain (i) the approval of ARPE or of the Planning Board of the site plan and, prior to commencement of any stage of the Project, of the final Plans of such stage of the Project to be commenced shortly thereafter, (ii) the approval of all other Governmental Authorities having jurisdiction in the premises, and


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



(iii) all Permits necessary to allow the Partnership to proceed with the construction of the Project.

                             (b)   Complete   the   Project   substantially   in
accordance with the Plans and in accordance with the Permits, which will have been obtained on or before Completion Date.

                             (c)  Cause  the   Construction  to  be  done  in  a
workmanlike manner and provide or cause to be provided all labor, material, and equipment of every kind necessary for the completion of the construction of the Project, when once begun, and proceed continuously to complete the same with all reasonable speed and dispatch.

                             (d) Not make any  substantial  changes in the Plans
except with (i) prior written notice to and consent from GDB, which consent shall not be unreasonably withheld, and (ii) such approvals as shall be necessary under the requirements of ARPE or of the Planning Board.

                             (e) Make  full  payments  for all costs of all such
construction and installations, promptly as and when due, except as diligently contested in good faith, and assure that no lien arises on account of failure to pay wages of Construction workers.

                             (f) Use and  employ  all  materials  contracted  or
purchased for delivery to the Project, or for use in its installations or construction, and all labor contracted or hired for or in connection with said installations or construction solely on said Project, and only in accordance with the Plans.

                             (g) Not  permit  any part of the  Project to become
occupied until the applicable use permit required by law has been granted.


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



                             (h) Manage the Project,  or cause the Project to be
managed, in conformity with all requirements of Governmental Authorities, and in compliance with any and all laws, rules and regulations of any Governmental Authority.

                             (i)  Submit  a  copy  to GDB of  each  request  for
disbursement submitted to the Bank pursuant to Paragraph 9(a) of the LC Agreement, on the date each such request is submitted to the Bank, together with copies of all other required documents in connection with such request for disbursement pursuant to Paragraph 9(a) of the LC Agreement, including without limitation Trade Contractors' requisitions for payment, unpaid invoices and receipted bills, lists of Trade Contracts and Work Changes and evidence of disbursement of the last preceding disbursement, each with such notations, certifications and statements as are required pursuant to Paragraph 9(a) of the LC Agreement.

                  7.1.16 Deposit of Escrow Requirements. Deposit with the Facility Escrow Agent the Escrow Requirements when such deposits become due, which obligation is hereby guaranteed by the respective General Partners of the Partnership by their execution of this Agreement.

                  7.1.17 Condominium Lien. Deliver to GDB the Condominium Lien on any assets that are released from the lien and mortgage of the Bank under the Bank Loan Documents in accordance with Paragraph 4.1.3 hereof.

         7.2 Correctness of Representations; Warranties. Each of the Borrowers agrees that all representations and warranties contained in Article Six of this Agreement, except those in Paragraphs 6.4, 6.8, 6.15, 6.19 and 6.26 and those which by the action of third parties may be otherwise than as represented, specifically those set forth in Paragraphs 6.7, 6.16, and 6.17 or


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as specifically stated otherwise in any Paragraph, shall remain true and correct in all material respects during the entire Term of the Facility.

         7.3 Maintenance of Existence and Conduct of Business. Each of the Borrowers shall (a) do or cause to be done all things necessary to preserve and keep in full force and effect their own legal existence, rights and franchises and the legal existence, rights and franchises of the Partnership; (b) continue, and cause the Partnership to continue, to conduct business substantially as now contemplated and as a going concern; and (c) at all times maintain, preserve and protect, and cause the Partnership to maintain, preserve and protect all of their respective trademarks, service marks and trade names.

         7.4  Payment of Obligations.

                  (a) Subject to Paragraphs (b) and (c) of this Article 7.4, each of the Borrowers shall, and shall cause the Partnership to, (i) pay and discharge or cause to be paid and discharged all of their respective Indebtedness and obligations, including, without limitation, all the obligations (other than Indebtedness and obligations under the GDB Loan Agreement and related Documents, as to which GDB's rights and remedies shall be those provided in the GDB Loan Agreement and related Documents), as and when due and payable, unless failure to do so would not have a Material Adverse Effect; and (ii) pay and discharge or cause to be paid and discharged promptly all (A) Charges and
(B) lawful claims for labor, materials, supplies and services or otherwise before any thereof shall become in default, unless failure to do so would not have a Material Adverse Effect.

                  (b) The Borrowers and the Partnership may in good faith contest, by proper legal actions or proceedings, the validity or amount of any Indebtedness, obligations, Charges,


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



Liens or claims, other than the Obligations, provided that Borrowers give GDB advance notice of their intention to contest the validity or amount of any such charge, Lien or claim, and that at the time of commencement of any such action or proceeding, and during the pendency thereof (i) no Default or Event of Default shall have occurred; (ii) adequate reserves exist or are established therefor; (iii) such contest operates to suspend collection of the contested Charges, Liens or claims and is maintained and prosecuted continuously with diligence; and (iv) none of the Security or the Additional Security would be subject to forfeiture or loss of any Lien in favor of GDB by reason of the institution or prosecution of such contest. Borrowers shall, if such contest is terminated or discontinued adversely to Borrowers or the Partnership, promptly pay or discharge or cause to be paid or discharged such contested Charges and all additional charges, interest, penalties and expenses, if any, and shall deliver to GDB evidence acceptable to GDB of such compliance, payment or discharge.

         7.5 Agreements. Borrowers shall perform, and shall cause the Partnership to perform, within any required time period (after giving effect to any applicable grace periods), all of their respective Obligations and shall enforce, and shall cause the Partnership to enforce all of their respective rights under each agreement to which any of them is a Party (other than the GDB Loan Agreement, as to which GDB's rights and remedies shall be those provided in the GDB Loan Agreement and related Documents), including, without limitation, leases to which the Partnership is a party, where the failure so to perform or enforce would have a Material Adverse Effect. Borrowers shall not terminate or modify in any manner any agreement to which either of them is a party, and shall cause the Partnership not to terminate or modify in any


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



manner any agreement to which it is a party, if such termination or modification could reasonably be expected to have a Material Adverse Effect.

         7.6 Litigation. Borrowers shall notify GDB in writing, promptly upon any executive officer of either General Partner learning thereof, of any litigation commenced against any of the Borrowers or the Partnership, and of the institution against any of the Borrowers or the Partnership of any suit or administrative proceeding in which the total relief sought equals or exceeds $100,000 or that would otherwise have a Material Adverse Effect.

         7.7 Compliance with Law. Each of the Borrowers and the Partnership shall comply with all legal Requirements applicable to it, including, without limitation, those regarding environmental matters, where the failure so to comply would have a Material Adverse Effect.

         7.8 Supplemental Disclosure. From time to time as may be necessary (in the event that such information is not otherwise delivered by either of the Borrowers or the Partnership to GDB pursuant to this Agreement), so long as there are Obligations outstanding hereunder, each of the Borrowers, as promptly as is reasonable under the circumstances after either of the Borrowers has knowledge with respect thereto, shall supplement or amend and deliver, or shall cause the Partnership to supplement or amend and deliver, to GDB (i) any and all material contracts, permits, licenses, declarations and covenants, operating agreements, or any other agreements, documents or instruments pertaining to any of the Mortgaged Properties; and (ii) any matter with respect to any Exhibit or representation hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such Exhibit or as an exception to such representation or which is necessary to correct any information in such Exhibit or representation which has been rendered inaccurate thereby.


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                  7.9 Recording;  Transfer Taxes and Fees.  Borrowers shall pay, or shall cause the Partnership to pay, all transfer, excise, mortgage recording or similar taxes and fees in connection with the issuance, sale, delivery or transfer to GDB by Borrowers or the Partnership, as the case may be, of the Partnership Mortgage Notes and the GDB Guaranty Mortgage Notes and the execution and delivery of the Security Documents and any other GDB Facility Documents and any other agreements and instruments contemplated hereby, and shall save GDB harmless against any and all liabilities with respect to such taxes and fees. The obligations of Borrower under this Paragraph 7.9 shall survive the payment, prepayment or redemption of the Facility and the Existing GDB Loan and the termination of this Agreement.

         7.10 Permits and Licenses. Borrowers agree and covenant that they possess or will possess when required, and have caused the Partnership or other owner of each Mortgaged Property to possess or will cause the Partnership or such owner to possess when required, all rights, accreditations, franchises, patents, Permits and privileges necessary for the conduct of their respective businesses as now or heretofor conducted or proposed to be conducted, and as necessary for the ownership and management of each of the Mortgaged Properties, without known conflict with the rights of any Person.

         7.11 Fair Value Contracts. Each contract between the Partnership and any Borrower or Affiliate of the Borrower relating to the ownership, operation or sale as the case may be, of the Premises or any interest therein or rights thereto or any other activities of the Premises entered into after the date hereof shall be on terms and for amounts no less favorable to the Partnership than that would be given by an unrelated Person contracting with the Partnership for the same or substantially similar purpose.


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



         7.12 Other Agreements. Each of GDB, on the one hand, and the Borrowers on the other hand shall use its best efforts to apprise the other of any agreements that relate to the Project. The Borrowers shall cause the Partnership to use its best efforts to apprise GDB of any agreements that relate to the Project.

         7.13 Japanese Counsel Opinion. On or before May 31, 1992, without prejudice to Section 5.1(w), Borrowers shall have provided GDB with the favorable written opinion of Japanese counsel to Kumagai, dated on or before May 31, 1992, and in form and substance satisfactory to GDB and its counsel, with respect to such matters as GDB may reasonably require.

         7.14 Federal Taxes. On or before May 15, 1992, Borrowers shall have provided GDB with a certificate from the Clerk of the United States District Court for the District of Puerto Rico, evidencing that there is no tax liability owing by any of the Borrowers, the Partnership, the Guarantors or their Affiliates listed in Paragraph 4.1.4 hereof, and that no federal tax lien against any of the Borrowers, the Partnership, the Guarantor or their Affiliates listed in Paragraph 4.1.4 hereof is registered with the Clerk of the United States District Court for the District of Puerto Rico under the Internal Revenue Code of 1986, as amended.

                                    ARTICLE 8

                               NEGATIVE COVENANTS

         8.1 Actions by the Borrowers or the Partnership. The Borrowers covenant that, until full payment of the GDB Facility and the performance of all other Obligations of the Borrowers hereunder, they will not, without the prior written consent of GDB, and will not permit the Partnership without the prior written consent of GDB, to:


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                  8.1.1 Create, assume, or suffer to exist any mortgage, pledge, encumbrance or other lien on the Mortgaged Properties or any other asset of the Borrowers, except for the Permitted Liens and Encumbrances, except that the foregoing shall not apply to any mortgage, pledge, encumbrance or other lien on assets of the Borrowers, other than the Mortgaged Properties, created, assumed or suffered to exist for fair consideration;

                  8.1.2 Create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any Indebtedness other than Permitted Indebtedness;

                  8.1.3 Except as contemplated or permitted in this Agreement, become a party to any transaction whereby all or any substantial part of the properties, assets or undertakings of any of the Borrowers or the Partnership (whether legally or beneficially owned) would become the property of any other Person, whether by way of reorganization, amalgamation, merger, transfer, sale, lease, sale and leaseback or otherwise except that the foregoing shall not apply, in the case of the Borrowers, to any transaction for fair consideration;

                  8.1.4 Permit any change in the legal or beneficial ownership of any of the Mortgaged Properties, or permit any change in the ownership of the Partnership except as follows: (a) any transfer, direct or indirect, of the interests of or in KGC to Kumagai or to any entity wholly owned and controlled by Kumagai; (b) any transfer, direct or indirect, of the interests of or in WMS El Con to WMS Industries or any entity wholly owned and controlled by WMS Industries; (c) any transfer, direct or indirect, of the interest of or in AMK to a member of the Koffman family or to any entity which is owned by one or more members of the Koffman family; (d) any transfer, direct or indirect, of interests in Hospitality to members of the Andrews family or any entity wholly owned and controlled by one or more members of the


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



Andrews family, provided that Hospitality shall at all times be controlled by Hugh A. Andrews for so long as he shall be alive and competent; and (e) any issuance or transfer of publicly-traded ownership interests in WMS Industries or Kumagai.

                  8.1.5 Make any substantial change to the operation of the Project as presently contemplated without the prior written approval of GDB;

                  8.1.6 Other than in relation to the Project, permit the Partnership to guarantee or otherwise in any way become or be contingently liable or responsible for obligations of any other Person, including without limitation by agreement to purchase the Indebtedness of another Person, by agreement for the furnishing of funds to any other Person through the purchase of goods, supplies or services (or by way of stock purchase, capital contribution, loan or advance) for the purpose of paying or discharging the Indebtedness of any other Person, or by agreement that net assets of any other Person, consolidated or otherwise will be maintained in any amount;

                  8.1.7 Enter into or permit the entering into of any agreement or arrangement for borrowed money, if such borrowing shall create any mortgage, pledge, lien, hypothecation, charge (fixed or floating), security interest or other encumbrance whatsoever over the Mortgaged Properties or any other asset of the Partnership, except Permitted Liens and Encumbrances;

                  8.1.8 Permit or be a party to any arrangement regarding the dissolution of any of the Borrowers or the Partnership;

                  8.1.9 Directly or indirectly, assign, transfer or attempt to assign or transfer any of their Rights, duties or Obligations under this Agreement or any other Operative Document except as required under the Bank Loan Documents or a specifically permitted under this Agreement;


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



                  8.1.10 Agree to a substantial Work Change without prior written notice to and consent from GDB, which consent shall not be unreasonably withheld and shall be deemed given if not denied within 30 days;

                  8.1.11 Cause any of the Permits for the Project to be revoked or modified in any manner or form;

                  8.1.12 Except as permitted in this Article Eight, make any loans and advances, (which terms do not include customary Compensation as a result of employment) to any of their officers beyond what would be considered reasonable or prudent;

                  8.1.13 Permit the aggregate Compensation paid to officers, directors, and employees of the Partnership to exceed an amount which is proper and reasonable in relation to the work performed and comparable to that paid by other Persons engaged in similar types of business and producing comparable results from operations;

                  8.1.14 Engage in any "prohibited transaction" within the meaning of Section 4975 of the Internal Revenue Code or Section 406 of ERISA with respect to any "employee benefit plan", as defined in Section 3 of ERISA;

                  8.1.15 Allow the Partnership to create any direct or indirect Subsidiary or enter into any partnership, joint venture, or similar arrangements or make any Transfer;

                  8.1.16 Amend or materially modify in any material respect the Partnership Agreement, as in effect on the Closing Date hereof;

                  8.1.17 Compromise, settle or discharge any action, suit, proceeding or claim which seeks to restrain, prevent, change or otherwise affect, or questions the validity or legality of, the transactions contemplated by this Agreement, the Security Documents, the Additional


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



Security Documents or any other Operative Documents (other than the GDB Loan Agreement, as to which the provisions thereof shall apply), in whole or in part, or which seeks damages in connection with any of such transactions, which compromise settlement or discharge materially adversely affects the interest of GDB under this Agreement;

                  8.1.18 Enter into any contract, agreement or transaction which could reasonably be expected to have a Material Adverse Effect; or

                  8.1.19 take or omit to take any action, which act or omission would constitute (i) a default or an event of default pursuant to, or noncompliance with any of, the terms of any of the GDB Facility Documents or the LC Agreement or (ii) except as provided elsewhere in this Agreement, a material default or event of default pursuant to, or non-compliance with any other contract, lease, mortgage, deed of trust or instrument to which it is a party or by which it or any of its property is bound or any document creating a Lien (except the GDB Loan Agreement), unless, in either case, such default, event of default or non-compliance would not have a Material Adverse Effect.

         8.2 Actions by the Partnership. The Borrowers further covenant that, until full payment of the GDB Facility and the performance of all other Obligations of the Borrowers hereunder, they will not, without the prior consent of GDB, and will not permit the Partnership, without the prior consent of GDB, to:

                  8.2.1 During the Term of this Agreement, make or permit to be made any payment of Partnership Returns, except payments applied in reduction of the Borrowers' Obligations hereunder, or any other distribution of any revenues from the Partnership to any


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



Partner (except with the Borrowers' Share of Excess Revenues) unless and until the Facility shall have been repaid in full;

                  8.2.2. Make any loans or advances to, any investments in or any other payment of any kind to any Partner except, if applicable, (i) the Borrowers' Share of Excess Revenues, (ii) the Basic Management Fee, (iii) the Development Fee, and (iv) the Construction Management Fee; provided, however, that KGC may make, and WKA may repay to KGC, KG Loans (as defined in and in accordance with the Partnership Agreement as in effect on the date hereof);

                  8.2.3 Permit the Partnership to engage in any activity not related to the Project or which could not be reasonably regarded as necessary to the development and management of the Project, or invest in any Person, or engage in new ventures or business enterprises.

                                    ARTICLE 9

                     EVENTS OF DEFAULT, RIGHTS AND REMEDIES

         9.1 Events of Default. The occurrence of any one or more of the following events shall constitute and "Event of Default" hereunder:

                  (a) Borrowers shall fail to make, within ten (10) calendar days of written notice from GDB, any payment of principal or interest or within thirty (30) calendar days of written notice from GDB of any other amount owing in respect of, the Facility.

                  (b) Borrowers shall fail or neglect to perform, keep or observe any other provision of this Agreement or of any of the GDB Facility Documents, and such failure or neglect shall remain unremedied for a period ending thirty (30) days after Borrowers shall receive written notice of any such failure from GDB, provided that, except with respect to a


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



Default under Paragraph 7.1.1, 7.1.6, 7.1.13, 7.1.14, 7.1.15, 7.6, 8.1.1, 8.1.2,
8.1.3,  8.1.4, 8.1.7,  8.1.8,  8.1.16,  8.2.1, 8.2.2 or 10.3 hereof, no Event of
Default shall exist under this paragraph (b) so long as (i) Borrowers are proceeding diligently to cure such failure, (ii) such delay would not have a Material Adverse Effect and (iii) Borrowers cure such failure within one hundred eighty (180) days after Borrowers shall receive written notice of any such failure from GDB.

                  (c) Any representation or warranty herein or in any other GDB Facility Document or the Bank Loan Documents in any written statement delivered pursuant thereto or hereto, or in any report, financial statement or certificate made or delivered to GDB by any of the Borrowers or the Partnership pursuant to this Agreement, shall be untrue or incorrect in any material respect as to any of the Borrowers or the Partnership, as of the date when made or deemed made.

                  (d) The Project shall not have been completed on or before the Completion Date, and the same shall remain unremedied for a period ending forty-five (45) days after Borrowers shall have received written notice from GDB;

                  (e) An "Event of Default" shall occur and be continuing under any of the other GDB Facility Documents.

                  (f) All or a substantial part of the assets of any of the Borrowers or the Partnership shall be attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors of any of the Borrowers or the Partnership, which action shall remain unstated or undismissed for sixty (60) consecutive days; or any person shall apply for the appointment of


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



a receiver, trustee or custodian for any of the assets of any of the Borrowers or the Partnership, which action shall remained unstated or undismissed for thirty (30) consecutive days; or any of the Borrowers or the Partnership shall have concealed, removed or permitted to be concealed or removed, any part of any of their respective assets with intent to hinder, delay or defraud any of their creditors or made or suffered an unauthorized transfer of any of their respective assets or incurred an obligation which may be fraudulent under any bankruptcy, fraudulent conveyance or other similar Law.

                  (g) A case or proceeding shall have been commenced against any of the Borrowers or the Partnership in a court of competent jurisdiction seeking a decree or order in respect of any of the Borrowers or the Partnership, (i) under Title 11 of the United States Code, as now constituted or hereafter amended or any other applicable federal, Commonwealth, state or foreign bankruptcy or other similar Law; (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of any of the Borrowers or the Partnership, or of any substantial part of any of their respective assets, or (iii) ordering the winding-up or liquidation of the affairs of any of the Borrowers or the Partnership, and such case or proceeding shall remain undismissed or unstated for sixty (60) consecutive days or such court shall enter a decree or order granting the relief sought in such case or proceeding.

                  (h) Any of the Borrowers or the Partnership shall (i) file a petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, State or foreign bankruptcy or other similar Law, (ii) consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by custodian, receiver, liquidator, assignee, trustee or sequestrator (or


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
similar official) of any of the Borrowers or the Partnership of any substantial part of their respective assets; (iii) fail generally to pay its debts as such debts become due, or (iv) take any action in furtherance of any such action.

                  (i) Final judgment or judgments (after the expiration of all times to appeal therefrom) for the payment of money in excess of one hundred thousand Dollars ($100,000.00) shall be rendered against any of the Borrowers or the Partnership and the same shall not (i) be fully covered by the Insurance Policies required by this Agreement or the GDB Loan Agreement or, with respect to the Borrowers, any insurance maintained by them; or (ii) within sixty (60) days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within five (5) days after the expiration of any such stay.

                  (j) The conveyance, transfer, or other disposition of the Premises other than as explicitly provided for hereunder or the assignment or purported assignment of this Agreement, the Security Documents, the Additional Security Documents or any of their rights thereunder shall have been made by any of the Borrowers or the Partnership, except as required under the Bank Loan Documents.

                  (k) Any material provision of any Security Document or any Additional Security Document after delivery thereof shall for any reason cease to be legal, valid, binding or enforceable in accordance with its terms, or any material security interest created under any Security Document or any Additional Security Document shall cease to be a valid and perfected first-, second-, or third-priority security interest or Lien, as the case may be, (except as otherwise permitted herein or therein) in any of the Security or the Additional Security purported to be covered thereby.


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



                  (l) Any Reportable Event which GDB determines in good faith might constitute grounds for the termination of any Employees' Plan or for the appointment by the appropriate United States District Court of a trustee to administer any Employees' Plan shall have occurred and be continuing sixty (60) days after written notice to such effect shall have been given to Borrowers by GDB, or any Employees' Plan shall be involuntarily terminated, or a trustee shall be appointed by an appropriate United States District Court to administer any Employees' Plan, or proceedings to terminate any Employees' Plan or to appoint a trustee to administer any Employees' Plan are commenced.

                  (m) Any of the Borrowers or the Partnership shall be enjoined, restrained, or in any way prevented by court order, from conducting all or a substantial part of their business affairs, including without limitation ownership of the Facility Mortgaged Properties, or proceeding with the development and operation of the Premises and the Project and such action is not stayed, nullified or reversed within thirty (30) days thereafter.

                  9.2 Remedies. Subject to Paragraph 9.7, upon and during the continuation of any Event of Default hereunder, GDB shall have the absolute right, at its option and election, to:

                  (a) Cancel this Agreement by written notice to Borrowers;

                  (b) Declare all or any amounts owing to GDB under any of the GDB Facility Documents to be immediately due and payable, all without diligence, presentment, demand or payment, protest or notice of any kind, which are hereby expressly waived by Borrowers;

                  (c) Institute appropriate proceedings, judicial or otherwise, to specifically enforce performance hereof, or for the (i) complete foreclosure of any of the Mortgaged Properties to the fullest extent permitted by applicable Legal Requirements or (ii) partial


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



foreclosure of any of the Mortgaged Properties, as permitted by applicable Legal Requirements for the portion of the Obligations then due and payable (excluding Obligations under the GDB Loan Agreement, as to which the remedies thereunder shall apply), with the GDB Facility Documents then continuing unimpaired and without loss of priority so as to secure the balance of such Obligations;

                  (d) Intentionally omitted;

                  (e) Make application to a court of competent jurisdiction for the appointment of a receiver of the Mortgaged Properties of any portion thereof, as a matter of strict right without notice to the Borrowers or the Partnership (unless notice is required by applicable Legal Requirements and such right of notice may not be waived) and without regard to the solvency of the Borrowers or the Partnership, for the purpose of preserving the Mortgaged
Properties, preventing waste, and to protect all rights accruing to GDB by virtue of this Agreement. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Properties, all upon such terms as may be approved by the court. All expenses incurred in connection with the appointment of said receiver, or in protecting and preserving the Mortgaged Properties, shall be chargeable against Borrowers and shall be enforced as a lien against the applicable Mortgaged Properties;

                  (f) To the extent permitted by applicable Legal Requirements and subject to applicable provisions of the GDB Standstill Agreement and the Facility Standstill Agreement, the Mortgaged Properties may be sold in one or more parcels and in such manner and order as


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



GDB in its sole discretion may elect, it being expressly understood and agreed that any right of sale arising under this Agreement shall not be exhausted by any one or more sales;

                  (g) Accelerate maturity of the Note and demand payment of the principal sums due thereunder, with interest and costs, and in default of said payment or any part thereof, to foreclose and enforce collection of such payment by foreclosure or other appropriate action in any tribunal.

                  (h) Require that Borrowers comply with instructions of GDB or any Person designated by GDB in its reasonable discretion to take or refrain from taking any lawful action with respect to the operation of the business of any of the Borrowers of the Partnership which, in the judgment of GDB exercised in its reasonable discretion, is necessary or desirable to remedy any Default;

                  (i) Exercise any and all other Rights granted under the GDB Facility Documents or now or hereafter existing in equity or at law, by virtue of statute or otherwise.

                  The said remedies and rights of GDB shall be cumulative and not exclusive. GDB shall be privileged, and shall have the absolute right, subject to Paragraph 9.7, to resort to any or all of said remedies, none to limit or exclude any other. In any Event of Default, GDB shall have the absolute right to refuse to disburse any undisbursed amounts from the Facility, and no Person shall have any interest in the undisbursed balance of the Facility or any right to require or compel payment thereof toward discharge or satisfaction of any claim or lien which any Person has or may have for work performed on, or materials supplied to, the Improvements.

         9.3 Waiver of Defaults. The waiver by GDB of any Event of Default hereof shall not be deemed, nor shall the same constitute, a waiver of any subsequent Event of Default.


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



         9.4 Waivers by Borrowers. Except as otherwise provided for in this Agreement and applicable law, Borrowers waive to the fullest extent permitted by law (i) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protests, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by GDB on which any of the Borrowers or the Partnership may in any way be liable and hereby ratifies and confirms whatever GDB may do in this regard, (ii) all rights to notice and a hearing prior to GDB's taking possession or control of, or to GDB's replevy, attachment or levy upon, the Security, the Additional Security or may bond or other collateral which might be required by any court prior to allowing GDB to exercise any of its remedies, and (iii) the benefit or all valuation, appraisal and exemption laws.

         9.5 Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default and GDB's termination of this Agreement or GDB's declaring all obligations to be forthwith due and payable pursuant to the provisions of Paragraph 9.2 hereof, GDB is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by GDB to or for the credit or the account of the Borrowers (except that any monies held pursuant to the GDB Investment Agreement (as such term is defined in the LC Agreement) and the GDB Facility Escrow shall not be deemed to be such deposits or indebtedness ) or any of their Affiliates against any and all of the obligations of Borrowers or any of their Affiliates now or hereafter existing under this Agreement, irrespective of whether or not GDB shall have made any demand under this


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



Agreement and although such Obligations may be unmatured. GDB agrees promptly to notify Borrowers after any such set-off and application made by GDB; provided, however, that the failure to give such notice shall not affect the validity of such set-off or application.

         9.6 Control. None of the covenants or other provisions contained in this Agreement shall, or shall be deemed to, give GDB under this Agreement the right or power to exercise control over the affairs or management of any of the Borrowers or the Partnership.

         9.7 Exercise of Remedies.

                  (a) If an Event of Default shall occur solely as a result of a failure by WKA or WMS to perform any obligations hereunder or under their respective Guaranties or a failure by either of the owners of the Facility-Mortgaged Properties to perform any obligations under any of the GDB Facility Documents to which it is a party, GDB agrees that, without limiting its rights as to WKA or WMS or otherwise hereunder, it will not exercise the remedies set forth in Paragraph 9.2 with respect to the obligations of KGC or Kumagai hereunder or under their respective Guaranties if KGC or Kumagai has cured such Event of Default or provided cash collateral to secure payment in full of such obligations of WKA and WMS.

                  (b) If an Event of Default shall occur solely as a result of a failure by KGC or Kumagai to perform any obligations hereunder or under their respective Guaranties, GDB agrees that, without limiting its rights as to KGC or Kumagai or otherwise hereunder, it will not exercise the remedies set forth in Paragraph 9.2 with respect to the obligations of WKS or WMS hereunder or under their respective Guaranties or the obligations under the GDB Facility Mortgages if WKA or WMS has cured such Event of Default or provided cash collateral to secure payment in full of such obligations of KGC or Kumagai.


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                  (c) The  limitations  in  Paragraphs  9.7(a) and 9.7(b) on the exercise by GDB of its remedies  set forth in  Paragraph  9.2 shall not apply if
(i) an Event of Default has occurred which relates to the Partnership, the Project, the Premises, the Security Documents (other than the Security Documents referred to in Paragraph 4.1.1 or 4.1.2), the Additional Security Documents, the deposit of amounts in the GDB Facility Escrow or the payment of interest or principal when due under the Facility or (ii) if an event described in Paragraph 9.1(f), 9.1(g) or 9.1(h) has occurred with respect to WKS, WMS, KGC or Kumagai.

                                   ARTICLE 10

                                  MISCELLANEOUS

         10.1 No Agency Relationship. The Borrowers understand and agree that GDB is not the agent, representative, or partner of, or joint-venturer with any of the Borrowers or the Partnership, and this Agreement shall not be construed to make GDB liable to materialmen, contractors, craftsmen, laborers, or others for goods or services furnished by them in or into the Project, or for debts or claims accruing to the said parties against any of the Borrowers or the Partnership, and it is distinctly understood and agreed that there is no contractual relation, either express or implied, between GDB and any materialmen, subcontractors, craftsmen, laborers or other person or persons supplying any work or materials in and to the Project, or of any part thereof. This Agreement shall not give rise to the application of the doctrine of third-party beneficiary.

         10.2 Liability. It is understood between the parties hereto that Borrower or the Partnership has selected or will select all architects, engineers, contractors, subcontractors, materialmen, as well as all others furnishing services or materials for the Project, and GDB has,


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and shall  have,  no  responsibility  whatsoever  for them or for the quality of their materials or workmanship, it being understood that GDB's sole function is that of lender and the only consideration passing from GDB to Borrowers is the proceeds of the Facility in accordance with and subject to the terms of this Agreement. It is also agreed that none of the Borrowers or the Partnership shall have any right to rely on any procedures required by GDB herein, such procedures being for the protection of GDB as lender and no one else. Borrowers hereby agree to hold and save GDB harmless and indemnify it against and from claims of any kind, by any Person, including but without limiting the generality of the foregoing, employees of any of the Borrowers or the Partnership, any contractor constructing the Improvements and the employees of any such contractor, any
tenant  of  any  of  the  Borrowers  or  the   Partnership,   any  subtenant  or
concessionaire of any such tenant, and the employees and business invitees of any such tenant, subtenant or concessionaire, arising from or out of the construction, use, occupancy, or possession of the Improvements by or on behalf of any of the Borrowers or the Partnership.

         10.3 Indemnity of GDB. Borrowers hereby indemnify GDB and its respective directors, officers, employees, Affiliates and agents (collectively, "Indemnified Persons") against, and agree to hold each such Indemnified Person harmless from any and all losses, claims, damages and liabilities, and related expenses, including reasonable fees and expenses of legal counsel, incurred by such Indemnified Person arising out of any claim, litigation, investigation or proceeding (whether or not such Indemnified Person is a party thereto) relating to any transactions, services or matters that are the subject of the GDB Facility Documents or the Bank Loan Documents; provided, however, that such indemnity shall not apply to any such losses, claims, damages, or liabilities or related expenses determined by a court of competent


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jurisdiction to have arisen from the gross  negligence or willful  misconduct of such Indemnified Person. If any litigation or proceeding is brought against any Indemnified Person in respect of which indemnity may be sought against Borrowers pursuant to this Paragraph 10.3, such Indemnified Person shall promptly notify Borrowers in writing of the commencement of such litigation or proceeding, but the omission so to notify Borrowers shall not relieve Borrowers from any other obligation or liability which they may have to any Indemnified Person otherwise than under this Paragraph 10.3 or Paragraph 7.1.12 hereof. Failure of the Indemnified Person to timely notify Borrowers of the commencement of such litigation of proceeding shall not relieve Borrowers of their obligations under this Paragraph 10.3 or Paragraph 7.1.12 hereof, except where and to the extent such failure irrevocably prejudices any action to hold such Indemnified Person harmless therefrom. In case any such litigation or proceeding shall be brought against any Indemnified Person and such Indemnified Persons shall notify Borrowers of the commencement of such litigation or proceeding, Borrowers shall be entitled to participate in such litigation or proceeding and, after written notice from Borrowers to such Indemnified Person, to assume the defense of such litigation or proceeding with counsel of its choice at its expense, provided that such counsel is satisfactory to the Indemnified Person in the exercise of its reasonable judgment. Notwithstanding the election of Borrowers to assume the defense of such litigation or proceeding, such Indemnified Person shall have the right to employ separate counsel and to participate in the defense of such litigation or proceeding, each at Borrowers' sole cost and expense, if (i) the use of counsel chosen by Borrowers to represent such Indemnified Person would present such counsel with a material conflict of interest; (ii) the defendants in, or targets of, any such litigation or proceeding include both any Indemnified Person and any of the


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Borrowers,  the Partnership or their  Affiliates,  and such  Indemnified  Person shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to any of the Borrowers or the Partnership (in which case Borrowers shall not have the right to direct the defense of such action on behalf of the Indemnified Person; (iii) Borrower shall not have employed counsel satisfactory to such Indemnified Person in the exercise of the reasonable judgment of the Indemnified Person within a
reasonable   time  after  notice  of  the  institution  of  such  litigation  or proceeding; or (iv) Borrowers shall authorize in writing such Indemnified Person to employ separate counsel at the expense of Borrowers, provided, however, that Borrowers shall not be liable for the fees, costs and expenses of more than one separate counsel at the same time for all such Indemnified Persons in connection with the same action and any separate but substantially similar or related action in the same jurisdiction. Borrowers shall not consent to the entry of any judgment or enter into any settlement in any such litigation or proceeding unless such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of a release from all liability in respect of such claim or litigation.

                  The agreements of Borrowers in this Paragraph 10.3 shall be in addition to any liability that Borrowers may otherwise have and shall be continuing and survive the repayment of the GDB Facility. All amounts due under this Paragraph 10.3 shall be payable as incurred upon written demand therefor, and shall be guaranteed by the Security.

         10.4     Damage or Destruction.

                  (a) In case of a Casualty, the Borrowers will immediately give notice thereof to GDB, generally describing the nature and extent of such Casualty and setting forth the


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Borrowers' best estimate of the cost of Restoration and the Borrowers  shall, at their sole cost and expense, promptly commence and diligently complete or cause to be commenced and diligently completed, the Restoration in a good and workmanlike manner and in compliance with all legal Requirements.

                  (b) Without prejudice to GDB's rights under the Facility Mortgages or the mortgages on the Facility Mortgaged Properties, GDB shall be entitled to receive all insurance proceeds payable on account of a Casualty in respect of the Project. The Borrowers hereby irrevocably assign, transfer and set over to GDB, and will cause the Partnership or other owner of any Mortgaged Property irrevocably to assign, transfer and set over to GDB, all rights of any of the Borrowers or the Partnership to any such proceeds, award or payment and irrevocably authorized and empower GDB, in the name of the Borrowers or otherwise, to file for and prosecute in its own name what would otherwise be the claim of the Borrowers or the Partnership for any such proceeds. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and shall then be continuing, and provided the Borrowers or the partnership promptly files and diligently prosecutes all claims, the Borrowers or the Partnership shall have the right to file, adjust, settle and prosecute any claim for such proceeds; provided, however, that none of the Borrowers or the Partnership shall agree to any adjustment or settlement of any such claim payable with respect to a Major Casualty without GDB's prior written consent. The Borrowers shall pay promptly, or shall cause the Partnership to pay promptly after demand all costs and expenses (including, without limitation, attorneys' fees and expenses) incurred by GDB in connection with a Casualty and the seeking and obtaining of any insurance proceeds, award or payment with respect thereto.


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                  (c) In the event of a Major Casualty to the Premises,  the Net
Proceeds shall be held, at GDB's option, by GDB as additional collateral for the interest on the Note and shall be applied or dealt with by GDB as follows:

                             (i)  if  the  Release  Conditions  (as  hereinafter
defined) are satisfied, all Net Proceeds shall be made available to the Borrowers or the Partnership to be applied towards the costs of the Restoration in accordance with paragraph (e) of this Paragraph 10.4; and

                             (ii) if the Release  Conditions  are not satisfied,
all Net Proceeds shall be applied in accordance with Paragraph 10.6 hereof.

                  (d) In case of a Major Casualty, all Net Proceeds shall be applied as provided in clause (i) of paragraph (c) of this Paragraph 10.4 if all of the following conditions are satisfied or otherwise waived by GDB (collectively, the "Release Conditions"):

                             (i) no  Default  or Event  of  Default  shall  have
occurred and be continuing;

                             (ii) the  Borrowers or the  Partnership  shall have
delivered to GDB within thirty (30) days after the occurrence of the Major Casualty, a notice of the Borrowers' desire to undertake, or to cause the Partnership to undertake, the Restoration of the Project;

                             (iii) the Borrowers or the  Partnership  shall have
demonstrated to the satisfaction of GDB that the Restoration of the Project can be completed at least six months prior to the then-current due date of the Term Loan under the GDB Loan Agreement and at least six months prior to the Maturity Date of the GDB Loan Agreement.

                             (iv) the  Borrowers or the  Partnership  shall have
demonstrated to the satisfaction of GDB that sufficient funds are available to the Borrowers or the Partnership


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through  revenues  or business  interruption  insurance  maintained  pursuant to
Paragraph 7.1.10 hereof, or a cash deposit, letter of credit or similar cash-equivalent security (which in the case of a letter of credit or similar cash-equivalent security shall be satisfactory to GDB as to form, content, and issuer) and which shall be for the benefit of GDB, to pay all amounts estimated to be paid with respect to the Existing GDB Loan and the Facility, and all other estimated operating expenses with respect to the Project during the period estimated by the Borrowers and approved by GDB as necessary for the completion of the Restoration;

                             (v)  in  the  event  that  the  estimated  cost  of
Restoration is greater than 25% of the full replacement costs of the Project (as specified in the Insurance Policies), Borrowers shall have provided GDB with a guaranty of completion of the Restoration satisfactory to GDB as to form, content and guarantor which, among other things, ensures that sufficient funds are and will be available to complete the Restoration; and

                             (vi) to the extent, in GDB's judgment, that the Net
Proceeds are insufficient to pay the costs of the Restoration, the Borrowers shall have caused the Partnership to provide GDB with a cash deposit, letter of credit, or similar cash-equivalent security in the amount of such deficiency (which in the case of a letter of credit or similar cash-equivalent security shall be satisfactory to GDB as to form, content and issuer).

                  (e) Provided that no Default or Event of Default shall have occurred and be continuing, then, upon the occurrence of a partial destruction of the Project that does not constitute a Major Casualty or upon the occurrence of a Major Casualty in the connection with which the Release Conditions have been met, the Net Proceeds shall be paid over to the Borrowers for the Restoration of the Project. The Net Proceeds shall be disbursed substantially


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in accordance with, and in the same manner and subject to the same conditions as the disbursement of the proceeds of the Existing GDB Loan. Notwithstanding the foregoing, after the Date of Substantial Completion, the Net Proceeds from a Casualty that does not constitute a major Casualty shall be paid over to the Borrowers for the Restoration of the Project without any requirement that the Borrowers comply with such disbursement provisions of the GDB Loan Agreement.

                  (f) All costs and expenses incurred by GDB in connection with making the Net Proceeds or Net Restoration Awards available for the Restoration (including, without limitation, attorneys' fees and expenses and fees and expenses of the Bank's Consultant) shall be paid by the Partnership or the Borrowers. Any Net Proceeds or Net Restoration Awards remaining after the Restoration and the payment in full of all costs incurred in connection with the Restoration shall be deposited in the GDB Facility Escrow Account to be established in accordance with the provisions of Paragraph 3.12 hereof.

         10.5     Taking of the Mortgaged Properties.

                  (a) In case of a Taking or the commencement of any proceedings or negotiations that might result in a Taking, the Borrowers immediately will give notice thereof to GDB generally describing the nature and extent of such Taking or the nature of such proceedings or negotiations and the nature and extent of the Taking that might result therefrom. Without prejudice to GDB's rights under the GDB Facility Mortgages or the Mortgages on the Facility Mortgaged Properties, GDB shall be entitled hereunder to all awards or compensation payable on account of a Taking. The Borrowers hereby irrevocably assign, transfer and set over to GDB, and will cause the Partnership irrevocably to assign, transfer and set over to GDB, all


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rights  of  any of the  Borrowers  or the  Partnership  to  any  such  award  or compensation and irrevocably authorize and empower GDB, in the name of the Borrowers or the Partnership or otherwise, to collect and receive any such award or compensation and to file and prosecute any and all claims for any such award or compensation. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and shall then be continuing, and provided the Borrowers or the Partnership promptly files and diligently prosecutes such claim or claims, the Borrowers or the Partnership shall have the right to prosecute and file any such claim or claims, and the Borrowers shall cause any such award or compensation to be collected and promptly paid over to GDB; provided, however, that none of the Borrowers or the Partnership shall agree to or accept any award or compensation without GDB's prior written consent. GDB may participate in such proceedings or negotiations, and the Borrowers will deliver or cause to be delivered to GDB all instruments requested by GDB to permit such participation, provided, however, that GDB shall be under no obligation to question the amount of the award or compensation. Although it is hereby expressly agreed that the same shall not be necessary, in any event, the Borrowers shall, upon demand of GDB, make, execute and deliver, and cause the Partnership to execute and deliver, any and all assignments and other instruments sufficient for the purpose of assigning any such award or compensation to GDB, free and clear of any encumbrances of any kind or nature whatsoever other than the GDB Mortgage and any junior encumbrances arising as a result of the KGC Mortgage (as such term is defined in the LC Agreement). The Borrowers will cause the Partnership to pay promptly after demand all costs and expenses (including, without limitation, attorneys' fees and expenses and fees and expenses


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of the Bank's  Consultant)  incurred  by GDB in  connection  with any Taking and seeking and obtaining any award or payment on account thereof.

                  (b) In case of a Taking such that, in GDB's judgment, the Project can be restored substantially to its value and usefulness as it existed prior to such Taking, then the Borrowers shall cause the Partnership, at its sole cost and expense, promptly to commence and diligently to complete the Restoration in a good and workmanlike manner, and in compliance with all Legal Requirements.

                  (c) All Net Restoration Awards shall be held, at GDB's option, by GDB as additional collateral for interest on the Note and shall be applied or dealt with by GDB as follows:

                  (i) Provided that no Default or Event of Default shall have occurred and be continuing, then, in the case of a Taking of the nature referred to in paragraph (b) of this Paragraph 10.5 and, to the extent necessary thereunder, if the Release Conditions are satisfied, all Net Restoration Awards shall be applied to pay the cost of Restoration of the portion of the Project remaining after such Taking, such application to be effected substantially in the same manner as provided in Paragraph 10.4 (e) hereof with respect to Net Proceeds and the balance, if any, of such Net Restoration Awards shall be applied in the manner set forth in Paragraph 10.4(f) hereof.

                  (ii) In the case of any Taking other than a Taking of the nature referred to in Paragraph (b) of this Paragraph 10.5, all Net Restoration Awards actually received by GDB shall be applied in accordance with Paragraph
10.6 hereof.


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                  (d) Notwithstanding anything to the contrary contained herein, in the  case of a Taking  such  that,  in  GDB's  judgment,  the  Project  is an
economically  viable  architectural  whole   notwithstanding  such  Taking,  the
Borrowers shall have no obligation to commence or complete Restoration and all Net Restoration Awards shall be applied in the order specified in Paragraph 10.6 hereof.

                  10.6 Application of Proceeds upon Casualty or Substantial Taking. Upon a Casualty relating to the Premises, if the disposition of the Net Proceeds is governed by clause (ii) of paragraph (c) of Paragraph 10.4 hereof or upon a taking, if the disposition of the Net Restoration Awards is governed by clause (ii) of paragraph (c) or paragraph (d) of Paragraph 10.5 hereof, GDB shall have the option, in GDB's sole discretion to (a) make available the Net Proceeds or the Net Restoration Awards, as the case may be, to the Borrowers or the Partnership for Restoration in the manner provided in paragraph (e) of Paragraph 10.4 hereof or (b) apply such Net Proceeds or Net Restoration Awards to the payment of any outstanding interest obligations of the Borrowers or the Partnership under the Note.

                  If GDB shall receive and retain any Net Proceeds or Net Restoration Awards, in trust or otherwise, the interest obligations under the Note shall be reduced only by the amount thereof received and retained by GDB and actually applied by GDB in reduction of the such interest obligations.

                  Notwithstanding anything contained in this Agreement to the contrary, GDB shall release the proceeds of any business interruption insurance maintained hereunder to the Borrowers or the Partnership, provided that the Borrowers satisfy the conditions set forth in Paragraph 10.4(d)(i), (ii) and
(iv) herein and provided further that GDB shall retain that portion


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of such insurance proceeds that GDB deems necessary to pay all amounts estimated to become payable with respect to interest on the Note during the period estimated by the Borrowers and approved by GDB as necessary for the completion of the Restoration, the balance of such insurance proceeds to be released in accordance with the other terms and conditions set forth herein, as applicable.

         10.7 Complete Agreement, Modification of Agreement. The Operative Documents constitute the complete agreement between the Parties with respect to the subject matter hereof and may not be modified, altered or amended except by an agreement in writing signed by the Borrowers and GDB.

                  No amendment or waiver of any provision of this Agreement, the Note or any other Operative Document, nor consent to any departure by the Borrowers therefrom, shall in any event be effective unless the same shall be in writing and signed by GDB, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         10.8 Fees and Expenses. The Borrowers shall pay all reasonable out-of-pocket expenses of GDB in connection with the preparation of the GDB Facility Documents (including the fees and expenses of all of its counsel and consultants retained in connection with the GDB Facility Documents and the transactions contemplated thereby) subject to the limitation contained in the Partnership's Letter to GDB dated April 9, 1992 relating thereto. If, at any time or times, regardless of the existence of any Event of Default (except with respect to Clauses (iii) and (iv) of this Paragraph 10.8, which shall be subject to an Event of Default having occurred


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and continuing),  GDB shall employ counsel for advice or other representation in connection with or shall incur reasonable legal or other costs and expenses in connection with:

                             (i) any  amendment,  modification,  termination  or
waiver, or consent with respect to, any of the Loan Documents or the GDB Facility Documents;

                             (ii)  any  litigation,   contest,   dispute,  suit,
proceeding or action (whether instituted by GDB, the Borrowers, or any other Person) in any way relating to the Security, the Additional Security, any of the Operative Documents (other than the GDB Loan Agreement, as to which the provisions thereof shall apply) or any other agreements to be executed or delivered in connection herewith;

                             (iii) any  attempt  to  enforce  any  rights of GDB
against the Borrowers or the Partnership, or any other Person, that may be obligated to GDB by virtue of any of the Loan Documents or the GDB Facility Documents;

                             (iv) any attempt to verify, protect, collect, sell,
liquidate or otherwise dispose of the Security or the Additional Security; then, and in any such event, the reasonable attorneys' fees arising from such services, including those of any appellate proceedings, and all reasonable expenses, costs, charges and other fees incurred by such counsel in any way or respect arising in connection with or relating to any of the events or actions described in this Section shall be payable, on demand, by the Borrowers to GDB and shall be additional Obligations secured under this Agreement and the other Operative Documents. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include: paralegal fees, accountants' fees, court costs and expenses; court reporter fees, and expenses for travel, paid or incurred in connection with the performance of such legal services.


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         10.9 No Waiver by GDB. GDB's failure,  at any time or times, to require strict performance by the Borrowers of any provisions of this Agreement and any of the other Operative Documents shall not waive, affect or diminish any right of GDB thereafter to demand strict compliance and performance therewith. Any suspension or waiver by GDB of an Event of Default by the Borrowers under the Operative Documents shall not suspend, waive or affect any other Event of Default by the Borrowers under this Agreement and any of the other Operative Documents, whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of the Borrowers contained in this Agreement or any of the other Operative Documents and no Event of Default by the Borrowers under this Agreement and no defaults by the Borrowers under any of the other Operative Documents shall be deemed to have been suspended or waived by GDB, unless such suspension or waiver is by an instrument in writing signed by an officer of GDB and directed to the Borrowers specifying such suspension or waiver.

         10.10 Remedies. GDB's rights and remedies under this Agreement shall be cumulative and non-exclusive of any other rights and remedies which GDB may have under any other agreement, including without limitation, the Operative Documents, by operation of law or otherwise. Recourse to the Security or the Additional Security shall not be required.

         10.11 Parties. This Agreement and the other GDB Facility Documents shall be binding upon, and inure to the benefit of, GDB's approved successors of the Borrowers, GDB and the assigns, transferees and endorsees of GDB. Nothing in this Agreement or the other GDB Facility Documents, express or implied, shall give to any Person, other than the Parties hereto


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and their  successors  hereunder,  any benefit or any legal or equitable  right, remedy or claim under this Agreement.

         10.12 Conflict of Terms. Except as otherwise provided in this Agreement or any of the other GDB Facility Documents by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in any of the other GDB Facility Documents, the provision contained in this Agreement shall govern and control.

         10.13 Authorized Signatories. Until GDB shall be notified by the Borrowers to the contrary, the signature upon any document or instrument delivered pursuant hereto of an authorized representative of each of the Borrowers shall bind the Borrowers and be deemed to be the act of the Borrowers pursuant to and in accordance with resolutions duly adopted by the Borrowers' authorized representatives.

         10.14 Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the Parties or the Partnership by another, or whenever any of the Parties or the Partnership desires to give or serve upon another any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be delivered in person with receipt acknowledged, or telecopied and confirmed immediately in writing by a copy mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as hereafter set forth, or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:


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                  (a)        If to GDB:

                             Government Development Bank for Puerto Rico
                             Box 42001
                             San Juan, Puerto Rico  00940-2001
                             Attention: President and Director of Private Sector - Banking Services
                             Telephone:  809-729-6000
                             Telecopier: 809-726-1440

                             With copies to:

                             Trias, Acevedo y Otero
                             P.O. Box 366283
                             San Juan, Puerto Rico  00936-6283
                             Attention:  Lic. Peter Trias
                             Telephone:  809-753-7777
                             Telecopier: 809-751-3405

                                            and

                             Cleary, Gottlieb, Steen & Hamilton
                             1752 N Street, N.W.
                             Washington D.C.  20036
                             Attention:  Giovanni P. Prezioso, Esq.
                             Telephone:  202-728-2700
                             Telecopier: 202-728-2743

                  (b)        If to Borrowers or the Partnership:

                             Kumagai Caribbean, Inc.
                             Suite 310, Parkside Building
                             Metro Office Park
                             San Juan, Puerto Rico  00920-1706
                             Attention:  Mr. Shunsuke Nakane
                             Telephone:  809-782-3000
                             Telecopier: 809-783-0797

                                            and







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                             WKA El Con Associates/El Conquistador Partnership
                             c/o Williams Hospitality Management Corp.
                             El San Juan Hotel & Casino
                             187 East Isla Verde Road
                             San Juan, Puerto Rico  00913
                             Attention:  Mr. Hugh A. Andrews
                                         Authorized Representative
                             Telephone:  809-791-2000
                             Telecopier: 809-791-7500

                             With copies to:

                             Whitman & Ransom
                             200 Park Avenue
                             New York, New York  10166
                             Attention:  Jeffrey N. Siegel, Esq.
                             Telephone:  212-351-3100
                             Telecopier: 212-351-3131

                                            and

                             WMS Industries Inc.
                             3401 North California Avenue
                             Chicago, Illinois  60618
                             Attention:  Neil Nicastro
                             Telephone:  312-728-2300
                             Telecopier: 312-539-2099

                                            and

                             Messrs. Burton and Richard Koffman
                             c/o Public Loan Company
                             300 Plaza Drive
                             P.O. Box 1568
                             Binghamton, New York  10022
                             Telephone:  607-729-9331
                             Telecopier: 607-797-7103

         10.15 Captions. The headings, captions and arrangements used herein and in any of the GDB Facility Documents are, unless specified otherwise, for convenience only and shall not be


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deemed to limit, amplify or modify the terms of the GDB Facility Documents,  nor affect the meaning thereof.

         10.16 Exhibits and Schedules. All exhibits and schedules attached hereto shall be and are hereby incorporated herein, and made a part of this Agreement for all purposes.

         10.17    Governing Law and Venue:

                  (a) The GDB Facility Documents are being executed and delivered by Borrowers and GDB, and are intended to be performed in the Commonwealth of Puerto Rico, and the Laws of the Commonwealth of Puerto Rico shall govern the rights and duties of the Parties and the validity, construction, enforcement, and interpretation of the GDB Facility Documents.

                  (b) The Parties agree that any legal action or proceeding with respect to, arising out of, connected with, related to or incidental to the relationship established between Borrowers and GDB in connection with this Agreement, whether arising in contract, tort, equity or otherwise may be brought in, and the Parties accept, generally, irrevocably and unconditionally the jurisdiction and venue of, any Court of the Commonwealth of Puerto Rico with respect to their persons and properties. Nothing in this Paragraph 10.17 shall affect the right of GDB to serve process in any other manner permitted by law or limit the right of GDB to bring any action or proceedings against the Borrowers or their properties in the courts of any other jurisdiction. Borrowers hereby waive any claim that Puerto Rico is an inconvenient forum.

         10.18 Severability. If any provision of any of the GDB Facility Documents is held to be illegal, invalid or unenforceable under present or future laws effective during the term


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thereof,  such provision shall be fully severable;  the appropriate GDB Facility
Document shall be construed and enforced as if such illegal, invalid or unenforceable provisions had never comprised a part thereof; and the remaining provisions thereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom.

         10.19 Entire Agreement. This Agreement embodies the entire agreement among the Parties with respect to the subject matter hereof, supersedes all prior agreements and understandings, if any, relating to the subject matter hereof, and may be amended only by an instrument in writing executed jointly by authorized Persons on behalf of each of the Borrowers and GDB, and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

         10.20 Survival of Representations. All indemnities, representations and warranties herein contained or made in writing in connection with this Agreement shall survive the execution and delivery of this Agreement and the advance of funds under the Facility and shall continue in full force and effect until the Obligations (other than Obligations under the GDB Loan Agreement, as to which the provisions thereof shall apply) shall have been paid in full. Further, as specifically provided herein, certain indemnities, representations and warranties shall survive the repayment of the loan, cancellation of the Notes and release of GDB's Lien.

         10.21 GDB Consent. Whenever under this Agreement the consent or approval of GDB is required or necessary, GDB will diligently respond to any request for such action, consent or approval and shall execute and deliver such documents, instruments and agreements or give such


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instruction as may be necessary to effect the terms and spirit of this Agreement and the other GDB Facility Documents.

         10.22 Reliance by GDB. GDB may but shall be under no obligation to rely upon the advice of its legal counsel and of the Bank's Consultant, as well as of all other parties whose advice it obtains in connection with all decisions made by GDB in connection with any matters discussed herein.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

WKA EL CON ASSOCIATES                                GOVERNMENT DEVELOPMENT BANK
                                                         FOR PUERTO RICO


Itself By:   /s/                                     By:  /s/
          -----------------------------                 ------------------------


KUMAGAI CARIBBEAN, INC.

Itself By:  /s/
          -----------------------------



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